UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02688

Name of Fund:  Merrill Lynch Municipal Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Municipal Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 12/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Municipal Bond Fund, Inc.


Semi-Annual Report
December 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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A Letter From the President


Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes - stocks, bonds and cash - were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:


Total Returns as of December 31, 2005                                 6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%        + 4.91%
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88         + 4.55
International equities (MSCI Europe Australasia Far East Index)        +14.88         +13.54
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60         + 3.51
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48         + 2.26


In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



We are pleased to present to you the management teams of

                             Merrill Lynch Municipal Bond Fund, Inc.


Short-Term Portfolio

Peter Hayes, who joined Merrill Lynch Investment Managers in 1987, is the Senior Portfolio Manager of Merrill Lynch Municipal Bond Fund, Inc. - Short-Term Portfolio. Mr. Hayes received a bachelor's degree from the College of the Holy Cross. Mr. Hayes' team includes Thomas Steffens. Mr. Steffens received a bachelor's degree from Villanova University.


Peter J. Hayes
Senior Portfolio Manager


Table of Contents

A Letter From the President                                              2
A Discussion With Your Fund's Portfolio Managers                         5
Officers and Directors                                                   9
Performance Data                                                        10
Portfolio Information                                                   13
Disclosure of Expenses                                                  14
Schedule of Investments--Short-Term Portfolio                           16
Schedule of Investments--Insured Portfolio                              19
Schedule of Investments--National Portfolio                             22
Financial Statements                                                    32
Financial Highlights                                                    38
Notes to Financial Statements                                           50
Disclosure of Investment Advisory Contract                              57



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Insured Portfolio

Robert DiMella, who joined Merrill Lynch Investment Managers in 1993, is the Senior Portfolio Manager of Merrill Lynch Municipal Bond Fund, Inc. - Insured Portfolio. Mr. DiMella received a bachelor's degree from the University of Connecticut and an MBA from Rutgers University. He is a CFA (R) charterholder and a member of the CFA Institute. Mr. DiMella's team includes Portfolio Assistant Janine Bianchino and Analysts Jeff Moore, Mary Ezzo and Timothy Milway. Mr. Moore and Mr. Milway are CFA charterholders and members of the CFA Institute.


Robert A. DiMella
Senior Portfolio Manager


National Portfolio

Walter O'Connor, who joined Merrill Lynch Investment Managers in 1991, is the Senior Portfolio Manager of Merrill Lynch Municipal Bond Fund, Inc. - National Portfolio. Mr. O'Connor received a bachelor's degree from the University of Notre Dame. He is a CFA (R) charterholder and a member of the CFA Institute as well as a member of the New York Society of Security Analysts. Mr. O'Connor's team includes Jim Schwartz and Greg Bennett. Mr. Schwartz earned a bachelor's degree from Rutgers College and an MBA from Monmouth University. He is a CFA charterholder. Mr. Bennett earned a bachelor's degree from West Chester University.

   CFA (R) and Chartered Financial Analyst (R) are trademarks owned by the CFA Institute.


Walter C. O'Connor
Senior Portfolio Manager


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



A Discussion With Your Fund's Portfolio Managers


With the Federal Reserve Board nearing the end of its monetary tightening cycle, we expect a more stable interest rate environment ahead and have shifted the Portfolios toward a more neutral position with respect to interest rate risk.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields generally rose over the past six months, while their prices, which move in the opposite direction, fell. The decline in bond prices, and corresponding rise in yields, came as investors continued to focus on potential inflationary pressures and a strengthening U.S. economy. For the third quarter of 2005, gross domestic product grew at a faster-than-expected rate of 4.1%. By period-end, 30-year U.S. Treasury bond yields stood at 4.54%, up 35 basis points (.35%) compared to six months earlier.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target rate to 4.25%. Investors did not expect the current interest rate tightening cycle to be curtailed in early 2006. Accordingly, the yield curve continued to flatten, indicating that short-term interest rates were rising more than longer-term interest rates. During the past six months, 10-year Treasury note yields rose 45 basis points to 4.39%, slightly more than the increase seen in long-bond yields. The two-year Treasury yield rose a more dramatic 75 basis points to 4.41%.

Tax-exempt bond yields exhibited a similar pattern during the period. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased by 13 basis points to 4.39%, while the yield on AAA-rated issues maturing in 10 years rose 31 basis points to 3.76% and two-year municipal bond yields rose 53 basis points to 3.20%.

Municipalities issued more than $408 billion in new tax-exempt debt in 2005, nearly 14% over the prior year's issuance and establishing a new annual record. During the six-month period, more than $200 billion in new long-term municipal bonds was underwritten, an 18% increase over the same six months of 2004. Meanwhile, the volume of refunding issues in 2005 increased by more than 47% compared to 2004 as issuers took advantage of declining long-term bond yields and a flattening yield curve to refinance outstanding higher-couponed debt.

Investor demand for municipal product has generally remained positive. The most current statistics from the Investment Company Institute indicate that, year-to-date through November 2005, net new cash flows into long-term municipal bond funds amounted to $6.25 billion - a significant improvement from the $12.7 billion net outflow seen during the same period in 2004. In December, however, surging equity prices and holiday seasonal factors led to reduced investor interest in long-term tax-exempt bond funds.

In early 2006, we look for the municipal bond market to at least match the performance of the U.S. Treasury market. The fundamentals for the tax-exempt bond market appear very favorable, and continued positive cash flows are anticipated. With municipal bonds currently yielding up to 98% of comparable U.S. Treasury bond yields, and given the prospects for reduced annual issuance in 2006, we believe the municipal bond market could enjoy solid results in the coming months.


Short-Term Portfolio

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2005, Short-Term Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +.60%, +.47%, +.47% and +.75%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 13 of this report to shareholders.) For the same period, the Portfolio's unmanaged benchmarks, the Lehman Brothers Municipal Bond 3-Year General Obligation Index and the Lehman Brothers Municipal Bond Index, had respective returns of +.42% and +.60%. The Portfolio's comparable Lipper category of Short Municipal Debt Funds recorded an average return of +.86% for the six-month period. (Funds in the Short Municipal Debt Funds category invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years.)



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



A Discussion With Your Fund's Portfolio Managers (continued)


With the short-term municipal market having priced in the prospect of additional interest rate increases from the Fed, the front end of the yield curve underperformed the curve's longer end - indicating that short-term bond yields were rising faster than their long-term counterparts. This flattening of the yield curve had a modestly negative impact on the Fund's performance, despite our increasingly neutral interest rate stance. However, the more neutral positioning enabled us to maintain the Portfolio's performance relatively close to that of our peer group average. It also allowed us to manage volatility and reduce fluctuations in the Portfolio's net asset value.


What changes were made to the Portfolio during the period?

Throughout the period, we continued to swap out of securities purchased in a lower interest rate environment, using the proceeds of those sales to buy newer bonds offering higher prevailing yields. We generally targeted the two-year - three-year maturity range where yields above 3% were available.

Toward the end of the period, we held a somewhat higher than usual cash position in the portfolio. This enabled us to take advantage of an inversion in the front end of the municipal yield curve, which was due to high rates of financing inventory at the end of the calendar year. Essentially, dealers of variable rate securities want to avoid carrying inventory over year-end because borrowing rates are relatively high at that time. Thus, they push rates on these very short-term securities higher to attract crossover buyers. Our strategy helped to enhance performance in the last two months of the period.


How would you characterize the Portfolio's position at the close of the period?

We expect to maintain the Portfolio's near-neutral positioning with respect to interest rate risk, as the market appears to have discounted future Fed interest rate hikes. One source of uncertainty for the market is the expected ascension of Ben Bernanke to the post of Fed chairman. Investors are wondering how Bernanke's approach may differ from that of his predecessor, longtime Fed Chairman Alan Greenspan. We believe the Portfolio is well-positioned should the Fed decide to end its series of interest rate hikes - a move that would likely lead to a rally in short-term bonds.


Peter J. Hayes
Vice President and Senior Portfolio Manager


Insured Portfolio

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2005, Insured Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +.58%, +.45%, +.30% and +.83%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 13 of this report to shareholders.) Portfolio returns were generally competitive with the +.60% return of the benchmark Lehman Brothers Municipal Bond Index.

The Portfolio outperformed its comparable Lipper category of Insured Municipal Debt Funds, which had an average return of +.10% for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment.) For the most part, Portfolio performance benefited from our yield curve positioning and our strategy of favoring refundable issues given their price appreciation potential. In particular, we overweighted bonds with maturities greater than 20 years for most of the period. This strategy added to relative performance as interest rates on longer-term bonds declined at a faster rate than those on shorter bonds - an indication of a flattening yield curve. In addition, the Portfolio benefited when one large holding that represented more than 3% of net assets was advance refunded during the period. When a municipal bond is advance refunded, the price of the bond tends to increase at a greater rate than the market as a whole. This added to the Portfolio's relative performance during the period.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



What changes were made to the Portfolio during the period?

We continued to focus on providing our investors with a competitive yield and preserving the Portfolio's net asset value.

Throughout the past six months, we continued to emphasize securities that we felt represented the best relative value in the insured municipal marketplace. We increased the Portfolio's exposure to municipal bonds from high-tax states in which demand for tax-exempt securities is strong, such as New Jersey, California and Massachusetts. For example, the Portfolio's allocation to New Jersey municipal debt increased by more than 5%, as an increase in supply caused the bonds to trade at what we felt were very attractive levels. We also increased the Portfolio's exposure to California and Massachusetts bonds by 1.2% and 1.5%, respectively, during the six-month period. We anticipate that all of these states' bonds could outperform should spreads widen in the future.


How would you characterize the Portfolio's position at the close of the period?

At period-end, the Portfolio was fully invested and positioned neutrally relative to the market with respect to interest rate risk. We also were in the process of shifting our yield-curve strategy to a neutral positioning because of the possibility that the curve's trend toward flattening may be nearing its conclusion. This involves shifting the Portfolio's exposure toward 10-year - 15-year maturities.


Robert A. DiMella, CFA
Vice President and Senior Portfolio Manager


National Portfolio

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2005, National Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +.92%, +.66%, +.73% and +1.14%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 13 of this report to shareholders.) For the same period, the Portfolio's benchmark, the Lehman Brothers Municipal Bond Index, returned +.60% and the Lipper General Municipal Debt Funds category had an average return of +.47%. (Funds in this Lipper category invest primarily in municipal debt issues in the top four credit-rating categories.)

With long-term interest rates relatively flat but increasing slightly during the six-month period, the Portfolio performed well. Our fully invested stance in a relatively stable interest rate environment provided shareholders with an above-average amount of income accrual. The Portfolio also benefited from its generally high level of coupon income.

The Portfolio achieved these results while maintaining a relatively high degree of credit quality. At period-end, 80% of the Portfolio was invested in investment grade bonds (bonds with credit ratings of BBB or better), while approximately half of the Portfolio was invested in bonds rated AAA, the highest possible credit rating. At the same time, we maintained a stable exposure to lower-rated bonds, which added to the Portfolio's very competitive level of tax-exempt income.


What changes were made to the Portfolio during the period?

We took advantage of periods of weakness in the municipal market to position the Portfolio more neutrally with respect to duration. We made this transition as the Fed appeared closer to ending its monetary tightening campaign and the markets offered higher yields in which to invest. This presented an opportunity to invest some assets in longer-dated bonds before their yields can recede again once the market views the Fed tightening as complete. Currently, we favor issues in the 20-year - 25-year maturity range over those in the 30-year - 35-year range. In our view, the limited additional yield available in the longer range is not enough to compensate for the risk associated with extending the additional 10 years. We find that we can capture the majority of the yield available on the curve in the 20-year range.

Other activity during the period involved the sale of certain uninsured Puerto Rico credits, due to recent deterioration in the Commonwealth's financial situation. We suspect that there could be some further widening of credit spreads there.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



A Discussion With Your Fund's Portfolio Managers (concluded)


Finally, we maintained the Portfolio's fully invested posture to enhance its level of current income. We believe, in fact, that the Portfolio's greatest advantages are its steady focus on income enhancement with relatively muted levels of volatility, and a relatively high degree of credit quality.


How would you characterize the Portfolio's position at the close of the period?

With the Fed nearing the end of its monetary tightening cycle, we expect a stable interest rate environment ahead. Accordingly, we have positioned the Portfolio to be close to neutral with respect to interest rate risk. If the Fed stops raising interest rates, we see the opportunity for some of the Portfolio's holdings to appreciate in value - one reason why we believe that a strictly defensive management stance may not be warranted now. However, our primary focus remains on delivering a generous degree of tax-exempt income through the Portfolio's above-average coupon structure. Currently, the Portfolio's average coupon of more than 6% exceeds the average estimated coupon of 4.45% on the 30-year Municipal Market Data scale.


Walter C. O'Connor, CFA
Vice President and Senior Portfolio Manager


January 30, 2006



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Peter J. Hayes, Vice President
Walter C. O'Connor, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Performance Data



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee) for Insured and National Portfolios. Short-Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years for Insured and National Portfolios. Short-Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within three years of purchase. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule and one-year schedule, respectively. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. Short-Term Portfolio is subject to a distribution fee of 0.20% per year and an account maintenance fee of 0.15% per year. All three classes of shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year for Insured and National Portfolios. Short-Term Portfolio is subject to a distribution fee of 0.20% per year and an account maintenance fee of 0.15% per year. In addition, Class C Shares for all three Portfolios are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares for all Portfolios are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, each Portfolio's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser reimbursed a portion of its management fee. Without such reimbursement, performance would have been lower.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Performance Data (continued)

Recent Performance Results*

                                                        6-Month       12-Month       10-Year      Standardized
As of December 31, 2005                               Total Return  Total Return   Total Return   30-day Yield
Short-Term Portfolio Class A Shares                      +0.60%        +1.20%         +35.86%         2.86%
Short-Term Portfolio Class B Shares                      +0.47         +1.04          +32.42          2.63
Short-Term Portfolio Class C Shares                      +0.47         +0.94          +31.39          2.63
Short-Term Portfolio Class I Shares                      +0.75         +1.40          +37.22          2.95
Insured Portfolio Class A Shares                         +0.58         +3.72          +62.09          3.62
Insured Portfolio Class B Shares                         +0.45         +3.20          +54.27          3.26
Insured Portfolio Class C Shares                         +0.30         +3.14          +53.31          3.21
Insured Portfolio Class I Shares                         +0.83         +3.98          +66.36          3.85
National Portfolio Class A Shares                        +0.92         +4.44          +69.13          3.84
National Portfolio Class B Shares                        +0.66         +3.91          +60.76          3.49
National Portfolio Class C Shares                        +0.73         +3.96          +60.13          3.44
National Portfolio Class I Shares                        +1.14         +4.80          +73.52          4.07
Lehman Brothers 3-Year General Obligation Bond Index++   +0.42         +0.84          +50.33           --
Lehman Brothers Municipal Bond Index++++                 +0.60         +3.51          +74.30           --

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

  ++ This unmanaged Index consists of state and local government obligation bonds that mature in
     3 - 4 years, rated Baa or better.

++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Performance Data (continued)



Average Annual Total Return--Short-Term Portfolio


                                   Return Without     Return With
                                    Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/05                +1.20%             +0.19%
Five Years Ended 12/31/05              +2.39              +2.19
Ten Years Ended 12/31/05               +3.11              +3.01

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



                                       Return            Return
                                    Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/05                +1.04%             +0.05%
Five Years Ended 12/31/05              +2.15              +2.15
Ten Years Ended 12/31/05               +2.85              +2.85

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

** Assuming payment of applicable contingent deferred sales charge.


                                       Return            Return
                                    Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/05                +0.94%             -0.05%
Five Years Ended 12/31/05              +2.13              +2.13
Ten Years Ended 12/31/05               +2.77              +2.77

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                           Return

One Year Ended 12/31/05                                   +1.40%
Five Years Ended 12/31/05                                 +2.51
Ten Years Ended 12/31/05                                  +3.21



Average Annual Total Return--Insured Portfolio


                                   Return Without     Return With
                                    Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/05                +3.72%             -0.43%
Five Years Ended 12/31/05              +5.33              +4.47
Ten Years Ended 12/31/05               +4.95              +4.52

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


                                       Return            Return
                                    Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/05                +3.20%             -0.77%
Five Years Ended 12/31/05              +4.80              +4.46
Ten Years Ended 12/31/05               +4.43              +4.43

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                       Return            Return
                                    Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/05                +3.14%             +2.15%
Five Years Ended 12/31/05              +4.75              +4.75
Ten Years Ended 12/31/05               +4.37              +4.37

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                           Return

One Year Ended 12/31/05                                   +3.98%
Five Years Ended 12/31/05                                 +5.62
Ten Years Ended 12/31/05                                  +5.22



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Performance Data (concluded)


Average Annual Total Return--National Portfolio


                                   Return Without     Return With
                                    Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/05                +4.44%             +0.27%
Five Years Ended 12/31/05              +5.94              +5.08
Ten Years Ended 12/31/05               +5.40              +4.97

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



                                       Return            Return
                                    Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/05                +3.91%             -0.07%
Five Years Ended 12/31/05              +5.40              +5.08
Ten Years Ended 12/31/05               +4.86              +4.86

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                       Return            Return
                                    Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/05                +3.96%             +2.96%
Five Years Ended 12/31/05              +5.35              +5.35
Ten Years Ended 12/31/05               +4.82              +4.82

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                           Return

One Year Ended 12/31/05                                   +4.80%
Five Years Ended 12/31/05                                 +6.20
Ten Years Ended 12/31/05                                  +5.67



Portfolio Information as of December 31, 2005


Distribution by Market Sector


                                                       Percent of
                                                         Total
Short-Term Portfolio                                  Investments

Other Revenue Bonds                                       56.3%
General Obligation Bonds                                  31.9
Prerefunded Bonds                                         11.8



                                                       Percent of
                                                         Total
Insured Portfolio                                     Investments

Other Revenue Bonds                                       60.7%
General Obligation Bonds                                  25.9
Prerefunded Bonds                                         13.4



                                                       Percent of
                                                         Total
National Portfolio                                    Investments

Other Revenue Bonds                                       69.1%
General Obligation Bonds                                  17.5
Prerefunded Bonds                                         13.4



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table of each Portfolio provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table of each Portfolio provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


Short-Term Portfolio
                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     July 1, 2005 to
                                                        July 1,         December 31,       December 31,
                                                          2005              2005               2005
Actual

Class A                                                  $1,000          $1,006.00            $2.76
Class B                                                  $1,000          $1,004.70            $4.09
Class C                                                  $1,000          $1,004.70            $4.09
Class I                                                  $1,000          $1,007.50            $2.25

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,022.75            $2.78
Class B                                                  $1,000          $1,021.42            $4.12
Class C                                                  $1,000          $1,021.42            $4.12
Class I                                                  $1,000          $1,023.26            $2.27

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.54% for Class A, .80% for Class B, .80% for Class C and .44% for Class I), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Disclosure of Expenses (concluded)

Insured Portfolio
                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     July 1, 2005 to
                                                        July 1,         December 31,       December 31,
                                                          2005              2005               2005
Actual

Class A                                                  $1,000          $1,005.80            $3.63
Class B                                                  $1,000          $1,004.50            $6.18
Class C                                                  $1,000          $1,003.00            $6.43
Class I                                                  $1,000          $1,008.30            $2.35

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,021.88            $3.66
Class B                                                  $1,000          $1,019.33            $6.23
Class C                                                  $1,000          $1,019.08            $6.48
Class I                                                  $1,000          $1,023.16            $2.37

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.71% for Class A, 1.21% for Class B, 1.26% for Class C and .46% for Class I), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


National Portfolio
                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     July 1, 2005 to
                                                        July 1,         December 31,       December 31,
                                                          2005              2005               2005
Actual

Class A                                                  $1,000          $1,009.20            $4.30
Class B                                                  $1,000          $1,006.60            $6.90
Class C                                                  $1,000          $1,007.30            $7.16
Class I                                                  $1,000          $1,011.40            $3.02

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,021.22            $4.33
Class B                                                  $1,000          $1,018.62            $6.94
Class C                                                  $1,000          $1,018.37            $7.20
Class I                                                  $1,000          $1,022.49            $3.04

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.84% for Class A, 1.35% for Class B, 1.40% for Class C and .59% for Class I), multiplied by the average  account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments                   Short-Term Portfolio   (In Thousands)


       Face
     Amount    Municipal Bonds                                         Value

Alaska--1.9%

 $ 5,000   Alaska State Housing Financing Corporation,
           Collateralized Revenue Bonds (Veterans
           Mortgage Program), AMT, 3.43%
           due 12/01/2006 (i)                                        $    5,000
   2,150   Alaska Student Loan Corporation, Capital
           Project Revenue Bonds, Series A, 5%
           due 1/01/2008 (e)                                              2,219

Delaware--1.1%

   4,125   Delaware State, GO, Series A, 5%
           due 1/01/2006                                                  4,125

Florida--4.7%

   4,365   Saint Johns River Management District, Florida,
           Land Acquisition Revenue Refunding Bonds,
           4.50% due 7/01/2007 (e)                                        4,441
  13,100   Volusia County, Florida, Educational Facility
           Authority, Educational Facilities Revenue Bonds
           (Embry-Riddle Aeronautical University Project),
           Series A, 6.125% due 10/15/2006 (a)                           13,636

Georgia--2.9%

           Georgia Municipal Electric Authority, Power
           Revenue Refunding Bonds, Series DD (d):
     220       7% due 1/01/2008 (g)                                         236
   6,005       7% due 1/01/2008                                           6,417
   2,550   Georgia State, GO, Refunding, Series A, 6.25%
           due 3/01/2006                                                  2,563
   2,000   Georgia State, GO, Series B, 6.25%
           due 4/01/2008                                                  2,129

Illinois--7.6%

  12,500   Chicago, Illinois, O'Hare International Airport,
           Revenue Refunding Bonds, Third Lien, Series A,
           5% due 1/01/2008 (d)                                          12,877
   7,350   Illinois Development Finance Authority, PCR,
           Refunding (Commonwealth Edison Company
           Project), Series A, 4.40% due 12/01/2006 (c)                   7,417
   4,950   Illinois State, GO, Series A, 5% due 3/01/2009                 5,182
   3,740   Metropolitan Pier and Exposition Authority,
           Illinois, Dedicated State Tax Revenue Refunding
           Bonds, Series A, 6% due 12/15/2006 (c)                         3,835



    Face
  Amount   Municipal Bonds                                             Value

Indiana--3.8%

 $10,000   Indiana Health Facilities Financing Authority,
           Subordinate Credit Group Revenue Bonds
           (Ascension Health), Series A, 5% due 5/01/2008            $   10,353
   4,300   Indiana State Development Finance Authority,
           PCR, Refunding (Southern Indiana Gas & Electric),
           VRDN, AMT, Series C, 5% due 3/01/2030 (b)                      4,306

Iowa--1.1%

   4,000   Iowa Finance Authority, State Revolving Fund,
           Revenue Refunding Bonds, 5% due 8/01/2008                      4,168

Louisiana--4.1%

   6,000   Louisiana HFA, S/F Mortgage Revenue Bonds,
           VRDN, AMT, 3.87% due 11/28/2008 (b)                            6,001
  10,000   Louisiana HFA, S/F Mortgage Revenue
           Refunding Bonds, VRDN, AMT, 4.384%
           due 4/30/2007 (b)                                             10,000

Massachusetts--3.2%

  12,000   Massachusetts Municipal Wholesale Electric
           Company, Power Supply System Revenue
           Refunding Bonds (Nuclear Project Number 4
           Issue), Series A, 5% due 7/01/2007 (d)                        12,290

Michigan--1.3%

   3,000   Michigan State, GO, Series A, 4.50%
           due 9/29/2006                                                  3,026
   2,000   Michigan State Hospital Finance Authority,
           Revenue Refunding Bonds (Oakwood
           Obligated Group), 5% due 11/01/2006                            2,025

Minnesota--3.3%

   2,500   Lakeville, Minnesota, Independent School
           District Number 194, GO, Refunding, Series B,
           4% due 2/01/2007 (j)                                           2,520
   2,890   Minneapolis--St. Paul Metropolitan Area Council,
           Minnesota, Waste Water, GO, Refunding,
           Series B, 5% due 5/01/2008                                     3,000
   7,000   Minnesota Public Facilities Authority, Water, PCR,
           Refunding, Series C, 5% due 3/01/2008                          7,248



Portfolio Abbreviations


To simplify the listings of Merrill Lynch Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
CARS       Complementary Auction Rate Securities
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Boards
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
ROLS       Reset Option Long Securities
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (continued)       Short-Term Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Missouri--2.1%

 $ 3,980   Kansas City, Missouri, Passenger Facility Charge
           Revenue Bonds, AMT, 5% due 4/01/2007 (c)                  $    4,054
   4,000   Kansas City, Missouri, School District, Building
           Revenue Refunding Bonds, Series A, 5%
           due 2/01/2006 (f)                                              4,006

Nebraska--4.0%

  14,730   Nebraska Public Power District, General
           Revenue Refunding Bonds, Series A, 5.25%
           due 1/01/2008 (a)(d)                                          15,432

Nevada--2.2%

   5,825   Las Vegas Valley Water District, Nevada, GO,
           Refunding, Series B, 4% due 6/01/2007                          5,882
   2,430   Nevada State, Capital Improvement, GO,
           Refunding, Series A, 5% due 2/01/2009                          2,545

New Jersey--4.7%

           New Jersey State Educational Facilities Authority,
           Revenue Refunding Bonds (Higher Education Trust
           Fund), Sub-Series A-1:
   4,000       5% due 9/01/2007                                           4,106
   5,000       5% due 9/01/2008                                           5,200
   3,375   New Jersey State, GO, Refunding, Series M,
           5% due 7/15/2007 (c)                                           3,462
   5,000   New Jersey State Transit Corporation, COP, 6.50%
           due 4/01/2007 (a)(e)                                           5,244

New Mexico--1.4%

   5,440   New Mexico State, GO (Capital Projects), Series A,
           4% due 3/01/2008                                               5,519

New York--7.7%

   9,800   Long Island Power Authority, New York, Electric
           System Revenue Refunding Bonds, Series A,
           6% due 12/01/2007 (c)                                         10,285
  11,025   Metropolitan Transportation Authority, New York,
           Commuter Facilities Revenue Bonds, Series C-1,
           5.30% due 7/01/2009 (a)(f)                                    11,741
           New York City, New York, GO:
   3,910       Series J, 5% due 3/01/2008                                 4,042
   3,645       Series M, 4% due 4/01/2008                                 3,693

North Carolina--4.1%

  10,500   North Carolina State, Public Improvements, GO,
           Series A, 5% due 3/01/2007                                    10,714
   5,000   North Carolina State, Public School Building, GO,
           4.60% due 4/01/2006                                            5,018

Ohio--1.2%

   4,500   Ohio State Water Development Authority, Water
           Pollution Control, Revenue Refunding Bonds,
           VRDN, Series A, 3.35% due 6/01/2033 (b)                        4,495



    Face
  Amount   Municipal Bonds                                             Value

Pennsylvania--2.8%

           Pennsylvania State, GO, Refunding, Second Series:
 $ 5,415       5% due 7/01/2006                                      $    5,463
   5,000       5% due 7/01/2009 (f)                                       5,276

Tennessee--1.5%

   5,830   Metropolitan Government of Nashville and
           Davidson County, Tennessee, GO, Refunding,
           Series B, 4% due 1/01/2007                                     5,873

Texas--12.3%

   9,080   Brazos River Authority, Texas, PCR, Refunding
           (Utilities Electric Company), VRDN, AMT, Series B,
           5.05% due 6/01/2030 (b)                                        9,137
   4,500   El Paso, Texas, GO, 5.75% due 8/15/2007 (a)(e)                 4,676
  14,000   Matagorda County, Texas, Navigation District
           No. 1, PCR (Central Power and Light Company),
           Refunding, VRDN, Series A, 4.55%
           due 11/01/2029 (b)                                            14,102
   2,500   San Antonio, Texas, Electric and Gas System,
           Junior Lien Revenue Bonds, VRDN, 3.55%
           due 12/01/2027 (b)                                             2,506
   3,885   Tarrant Regional Water District, Texas, Water
           Improvement Revenue Refunding Bonds, 5%
           due 3/01/2009 (e)                                              4,069
   4,300   Texas State, GO, Refunding, Series A, 8%
           due 10/01/2007                                                 4,636
   7,995   Texas State Public Finance Authority, GO,
           Refunding, Series A, 5.25% due 10/01/2007                      8,259

Virginia--4.3%

   4,490   Virginia Beach, Virginia, Development Authority,
           Public Facility Revenue Refunding Bonds, Series A,
           5% due 5/01/2007                                               4,592
   5,560   Virginia State Public Building Authority, Public
           Facilities Revenue Bonds, Series B, 5%
           due 8/01/2008                                                  5,789
   6,000   Virginia State Public School Authority, School
           Financing Revenue Bonds (1997 Resolution),
           Series D, 5% due 8/01/2007                                     6,159

Washington--8.3%

  11,500   Energy Northwest, Washington, Electric Revenue
           Refunding Bonds (Columbia Generating Station),
           Series A, 5.25% due 7/01/2008                                 12,012
   5,000   Washington State, GO (Motor Vehicle Fuel Tax),
           Refunding, Series R, 4.50% due 1/01/2009 (d)                   5,160
           Washington State, GO, Series A:
   6,810       5% due 7/01/2008 (f)                                       7,081
   7,185       5.625% due 7/01/2009 (a)                                   7,714

Wisconsin--2.5%

   4,250   Franklin, Wisconsin, Solid Waste Disposal,
           Revenue Bonds, VRDN, 3.625% due 4/01/2016 (b)                  4,245
   5,180   Wisconsin State, Petroleum Inspection Fee
           Revenue Refunding Bonds, Series 1, 5%
           due 7/01/2008 (e)                                              5,382



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (concluded)       Short-Term Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Puerto Rico--1.3%

 $ 5,000   Puerto Rico Commonwealth Highway and
           Transportation Authority, Highway Revenue
           Refunding Bonds, Series AA, 5% due 7/01/2006              $    5,038

           Total Municipal Bonds
           (Cost--$369,168)--95.4%                                      367,621


  Shares
    Held   Short-Term Securities                                       Value

  22,589   Merrill Lynch Institutional Tax-Exempt Fund (h)           $   22,589

           Total Short-Term Securities
           (Cost--$22,589)--5.9%                                         22,589

Total Investments (Cost--$391,757*)--101.3%                             390,210
Liabilities in Excess of Other Assets--(1.3%)                           (5,012)
                                                                     ----------
Net Assets--100.0%                                                   $  385,198
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:


    Aggregate cost                           $       391,757
                                             ===============
    Gross unrealized appreciation            $            32
    Gross unrealized depreciation                    (1,579)
                                             ---------------
    Net unrealized depreciation              $       (1,547)
                                             ===============

(a) Prerefunded.

(b) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(c) AMBAC Insured.

(d) MBIA Insured.

(e) FSA Insured.

(f) FGIC Insured.

(g) Escrowed to maturity.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                       Net       Dividend
    Affiliate                                       Activity      Income

    Merrill Lynch Institutional Tax-Exempt Fund     22,585         $415


(i) FNMA/GNMA Collateralized.

(j) XL Capital Insured.

    See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments                      Insured Portfolio   (In Thousands)



    Face
  Amount   Municipal Bonds                                             Value

Alabama--2.2%

 $ 3,020   Alabama Water Pollution Control Authority Revenue
           Bonds, 5.75% due 8/15/2018 (a)                            $    3,289
  10,000   Lauderdale County and Florence, Alabama, Health
           Care Authority, Revenue Refunding Bonds (Coffee
           Health Group), Series A, 6% due 7/01/2029 (b)                 11,058
   7,000   University of Alabama, University Revenue Bonds
           (Birmingham), 6% due 10/01/2009 (d)(g)                         7,636

Arkansas--0.5%

   5,000   University of Arkansas, University Revenue Bonds
           (Various Facilities-Fayetteville Campus), 5%
           due 12/01/2027 (d)                                             5,201

California--20.8%

  10,680   California Pollution Control Financing Authority,
           PCR, Refunding, DRIVERS, AMT, Series 878Z, 6.85%
           due 12/01/2009 (b)(j)                                         12,118
   2,075   California State Department of Veteran Affairs, Home
           Purpose Revenue Refunding Bonds, Series A, 5.35%
           due 12/01/2027 (a)                                             2,170
   6,825   Chula Vista, California, IDR (San Diego Gas and
           Electric Company), AMT, Series D, 5%
           due 12/01/2027 (a)                                             7,080
           East Side Union High School District, California, Santa
           Clara County, GO (Election of 2002), Series D (i):
   1,375       5% due 8/01/2016                                           1,491
   2,795       5% due 8/01/2017                                           3,013
   3,480       5% due 8/01/2022                                           3,689
   8,120       5% due 8/01/2026                                           8,536
   5,170   Fresno, California, Unified School District, GO
           (Election of 2001), Series D, 5% due 8/01/2027 (b)             5,456
   5,000   Golden State Tobacco Securitization Corporation
           of California, Tobacco Settlement Revenue Bonds,
           Series B, 5.50% due 6/01/2013 (d)(g)                           5,560
           Industry, California, Urban Development Agency, Tax
           Allocation Bonds, Series 1-B (b):
   5,645       5% due 5/01/2020                                           5,905
   6,000       5% due 5/01/2021                                           6,283
   5,000   Los Angeles, California, GO, Series A, 5%
           due 9/01/2019 (b)                                              5,327
           Los Angeles, California, Unified School District, GO:
  24,465       (Election of 1997), Series F, 5% due 1/01/2028 (d)        25,637
  13,780       Series A, 5% due 1/01/2028 (b)                            14,440
   6,680   Los Angeles County, California, Metropolitan
           Transportation Authority, Sales Tax Revenue
           Refunding Bonds, Proposition A, First Tier
           Senior-Series A, 5% due 7/01/2021 (a)                          7,138
   8,965   Modesto, California, Schools Infrastructure
           Financing Agency, Special Tax Bonds, 5.50%
           due 9/01/2036 (a)                                              9,786
  12,040   Mount Diablo, California, Unified School District,
           GO (Election of 2002), 5% due 7/01/2027 (d)                   12,583
           Oakland, California, Sewer Revenue Bonds,
           Series A (f):
   3,875       5% due 6/15/2027                                           4,068
   2,270       5% due 6/15/2029                                           2,378
   6,440   Palm Springs, California, Financing Authority,
           Lease Revenue Refunding Bonds (Convention
           Center Project), Series A, 5.50% due 11/01/2035 (b)            7,126
  11,685   Rialto, California, Unified School District, GO,
           Series A, 6.24%** due 6/01/2025 (d)                            4,732
   5,000   Roseville, California, Joint Union High School
           District, GO (Election of 2004), Series A, 5%
           due 8/01/2029 (d)                                              5,242



    Face
  Amount   Municipal Bonds                                             Value

California (concluded)

 $ 5,075   Sacramento, California, Unified School District, GO
           (Election of 1999), Series B, 5% due 7/01/2026 (d)        $    5,283
           San Diego, California, Unified School District, GO
           (Election of 1998), Series G (f):
   3,000       5% due 7/01/2028                                           3,160
   4,645       5% due 7/01/2029                                           4,889
   7,500   San Jose, California, Financing Authority, Lease
           Revenue Refunding Bonds (Civic Center Project),
           Series B, 5% due 6/01/2032 (a)                                 7,729
   3,700   San Jose, California, GO (Libraries, Parks and Public
           Safety Projects), 5% due 9/01/2030 (b)                         3,858
  10,055   Sequoia, California, Unified High School District,
           GO, Refunding, Series B, 5.50% due 7/01/2035 (f)              11,210
   2,755   Tahoe Truckee, California, Unified School District,
           GO (School Facilities Improvement District Number 2),
           Series A, 5.25% due 8/01/2029 (b)                              2,945
   9,330   Tustin, California, Unified School District, Senior
           Lien Special Tax Bonds (Community Facilities District
           No. 97-1), Series A, 5% due 9/01/2038 (f)                      9,569

Colorado--2.6%

  19,250   Aurora, Colorado, COP, 6% due 12/01/2025 (a)                  21,190
   4,000   Logan County, Colorado, Justice Center Finance
           Corporation, COP, 5.50% due 12/01/2020 (b)                     4,340

Connecticut--0.3%

           Hartford, Connecticut, GO, Refunding, Series D (b):
   1,300       5% due 9/01/2017                                           1,408
   1,105       5% due 9/01/2018                                           1,193

Florida--0.8%

   5,500   Dade County, Florida, Water and Sewer System
           Revenue Bonds, 5.25% due 10/01/2026 (d)                        5,694
   1,955   West Coast Regional Water Supply Authority, Florida,
           Capital Improvement Revenue Bonds, 10.40%
           due 10/01/2010 (a)(g)                                          2,268

Georgia--3.7%

           Georgia Municipal Electric Authority, Power Revenue
           Refunding Bonds (a):
  20,000       Series EE, 7% due 1/01/2025                               27,026
      90       Series Y, 6.40% due 1/01/2011 (g)                            102
     490       Series Y, 6.40% due 1/01/2013 (h)                            557
   8,420       Series Y, 6.40% due 1/01/2013                              9,599

Illinois--2.8%

           Chicago, Illinois, O'Hare International Airport,
           General Revenue Bonds, Third Lien, Series A:
   5,900       5% due 1/01/2029 (b)                                       6,145
   3,800       5% due 1/01/2033 (d)                                       3,936
   8,845   Chicago, Illinois, O'Hare International Airport Revenue
           Bonds, DRIVERS, AMT, Series 845-Z, 8.13%
           due 1/01/2012 (b)(i)(j)                                       10,919
   6,800   Illinois State, GO, 5.75% due 5/01/2021 (b)                    6,989

Indiana--0.7%

   7,100   Indianapolis, Indiana, Local Public Improvement
           Bond Bank, Revenue Refunding Bonds (Indianapolis
           Airport Authority Project), AMT, Series B, 5.25%
           due 1/01/2029 (b)                                              7,432

Kansas--0.6%

   5,145   Manhattan, Kansas, Hospital Revenue Bonds (Mercy
           Health Center), 5.50% due 8/15/2020 (f)                        5,557

Louisiana--0.5%

   5,000   New Orleans, Louisiana, GO (Public Improvements),
           5.25% due 12/01/2029 (a)                                       5,273



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (continued)          Insured Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Maryland--0.6%

 $ 4,400   Maryland State Health and Higher Educational
           Facilities Authority Revenue Bonds (University of
           Maryland Medical System), Series B, 7%
           due 7/01/2022 (d)                                         $    5,763

Massachusetts--5.5%

           Massachusetts State HFA, Rental Housing Mortgage
           Revenue Bonds, AMT (f):
  10,720       Series A, 5.15% due 7/01/2026                             10,781
   4,000       Series C, 5.60% due 1/01/2045                              4,218
  15,000   Massachusetts State School Building Authority,
           Dedicated Sales Tax Revenue Bonds, Series A, 5%
           due 8/15/2030 (f)                                             15,771
  22,250   Massachusetts State Special Obligation Dedicated
           Tax Revenue Bonds, 5.25% due 1/01/2014 (d)(g)                 24,410

Michigan--0.7%

   6,170   Michigan State Strategic Fund, Limited Obligation
           Revenue Refunding Bonds, DRIVERS, AMT,
           Series 858Z, 7.131% due 12/01/2011 (i)(j)                      6,959

Minnesota--1.5%

   5,860   Delano, Minnesota, Independent School District
           Number 879, GO, Series A, 5.875% due 2/01/2025 (f)             6,454
           Sauk Rapids, Minnesota, Independent School District
           Number 047, GO, Series A (b):
   3,735       5.65% due 2/01/2020                                        4,057
   4,440       5.70% due 2/01/2021                                        4,834

Mississippi--1.3%

   1,320   Harrison County, Mississippi, Wastewater
           Management District Revenue Refunding Bonds
           (Wastewater Treatment Facilities), Series A, 8.50%
           due 2/01/2013 (d)                                              1,681
  10,000   Mississippi Hospital Equipment and Facilities
           Authority Revenue Bonds (Forrest County General
           Hospital Project), 6% due 1/01/2030 (f)                       10,957

Missouri--2.3%

           Kansas City, Missouri, Airport Revenue Refunding
           and Improvement Bonds, Series A (b):
  12,990       5.50% due 9/01/2013                                       13,611
   9,000       5.50% due 9/01/2014                                        9,430

Nevada--6.2%

           Clark County, Nevada, IDR, AMT, Series A:
  10,000       (Power Company Project), 6.70% due 6/01/2022 (d)          10,337
   9,575       (Southwest Gas Corporation Project), 5.25%
               due 7/01/2034 (a)                                          9,967
  40,000   Washoe County, Nevada, Water Facility Revenue
           Bonds (Sierra Pacific Power Company), AMT, 6.65%
           due 6/01/2017 (b)                                             41,957

New Jersey--11.1%

   6,810   Cape May County, New Jersey, Industrial Pollution
           Control Financing Authority Revenue Refunding
           Bonds (Atlantic City Electric Company Project),
           Series A, 6.80% due 3/01/2021 (b)                              8,833
           Garden State Preservation Trust of New Jersey, Open
           Space and Farmland Preservation Revenue Bonds,
           Series A (f):
   3,125       5.80% due 11/01/2021                                       3,615
   8,310       5.80% due 11/01/2022                                       9,620
   4,340       5.80% due 11/01/2023                                       5,024


    Face
  Amount   Municipal Bonds                                             Value

New Jersey (concluded)

 $16,500   Garden State Preservation Trust of New Jersey,
           Revenue Bonds, Series B, 5.17%**
           due 11/01/2024 (f)                                        $    6,993
           New Jersey EDA, Motor Vehicle Surcharge Revenue
           Bonds, Series A (b):
   5,000       5% due 7/01/2027                                           5,247
  23,000       5.25% due 7/01/2033                                       24,627
           New Jersey State Transportation Trust Fund Authority,
           Transportation System Revenue Bonds, Series D:
  10,000       5% due 6/15/2018 (a)                                      10,675
  21,100       5% due 6/15/2019 (f)                                      22,491
  13,500   New Jersey State Turnpike Authority, Turnpike
           Revenue Bonds, Series C, 5% due 1/01/2030 (f)                 14,138

New York--12.6%

  10,000   Metropolitan Transportation Authority, New York,
           Revenue Bonds, Series B, 5% due 11/15/2030 (a)                10,532
           New York City, New York, GO:
  11,500       Series C, 5.625% due 3/15/2018 (i)                        12,590
  21,000       Series I, 6% due 4/15/2007 (f)                            21,881
   5,155   New York City, New York, GO, Refunding, Series G,
           5.75% due 2/01/2006 (f)                                        5,243
           New York City, New York, Sales Tax Asset Receivable
           Corporation Revenue Bonds (a):
   6,965       DRIVERS, Series 1133Z, 6.674% due 10/15/2012 (j)           8,105
   5,000       Series A, 5% due 10/15/2029                                5,265
  13,650       Series A, 5% due 10/15/2032                               14,342
   3,665   New York State Dormitory Authority, Non-State
           Supported Debt, Revenue Refunding Bonds (School
           Districts Bond Financing Program), Series B, 5%
           due 10/01/2025 (b)                                             3,885
   9,190   New York State Dormitory Authority Revenue Bonds
           (School Districts Financing Program), Series D, 5.25%
           due 10/01/2023 (b)                                             9,891
   9,110   New York State Urban Development Corporation,
           Personal Income Tax Revenue Bonds (State Facilities),
           Series A-1, 5.25% due 3/15/2034 (d)                            9,740
       5   Niagara Falls, New York, GO, Public Improvement,
           6.90% due 3/01/2024 (b)                                            5
  22,500   Tobacco Settlement Financing Corporation of
           New York Revenue Bonds, Series A-1, 5.25%
           due 6/01/2022 (a)                                             24,095

North Carolina--0.4%

   3,370   North Carolina HFA, Home Ownership Revenue Bonds,
           AMT, Series 14-A, 5.35% due 1/01/2022 (a)                      3,491

North Dakota--0.3%

   3,080   North Dakota State, HFA, Revenue Bonds (Housing
           Finance Program), Series C, 5.30% due 7/01/2022 (a)            3,173

Oklahoma--0.7%

           Oklahoma State Industries Authority, Health System
           Revenue Refunding Bonds (Integris Obligated Group),
           Series A (b):
   2,680       6.25% due 8/15/2009 (g)                                    2,950
   3,705       6.25% due 8/15/2016                                        4,062

Oregon--1.4%

   8,700   Oregon State Department, Administrative Services,
           COP, Series A, 6.25% due 5/01/2010 (a)(g)                      9,749
   3,865   Port of Portland, Oregon, Airport Revenue Refunding
           Bonds (Portland International Airport), AMT,
           Series 7-B, 7.10% due 1/01/2012 (b)(g)                         4,512



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (concluded)          Insured Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Pennsylvania--2.9%

 $ 9,330   Lehigh County, Pennsylvania, IDA, PCR, Refunding
           (Pennsylvania Power and Light Utilities Corporation
           Project), 4.75% due 2/15/2027 (d)                         $    9,510
   5,000   Pennsylvania HFA, S/F Revenue Bonds, AMT,
           Series 72A, 5.25% due 4/01/2021 (b)                            5,131
   2,035   Pennsylvania State Higher Educational Facilities
           Authority, Revenue Bonds (Slippery Rock University
           Foundation, Inc.), Series A, 5% due 7/01/2019 (i)              2,165
   6,000   Philadelphia, Pennsylvania, Gas Works Revenue
           Bonds, 12th Series B, 7% due 5/15/2020 (b)(h)                  7,226
   4,420   Philadelphia, Pennsylvania, Redevelopment Authority
           Revenue Bonds (Neighborhood Transformation),
           Series A, 5.50% due 4/15/2020 (d)                              4,780

Rhode Island--0.8%

   6,815   Rhode Island State Economic Development
           Corporation, Airport Revenue Bonds, Series B, 6%
           due 7/01/2010 (d)(g)                                           7,608

Texas--4.9%

  17,975   Dallas-Fort Worth, Texas, International Airport
           Revenue Bonds, DRIVERS, AMT, Series 202, 8.135%
           due 11/01/2028 (d)(j)                                         20,572
           El Paso, Texas, Water and Sewer Revenue Refunding
           and Improvement Bonds, Series A (f):
     195       6% due 3/01/2018                                             218
     205       6% due 3/01/2019                                             229
           Harris County, Texas, Revenue Refunding Bonds,
           DRIVERS (f)(j):
  10,500       Series 1111, 6.661% due 8/15/2009                         11,521
   7,025       Series 1172-Z, 6.672% due 8/15/2009                        7,676
   3,500   Houston, Texas, Water Conveyance System Contract,
           COP, Series J, 6.25% due 12/15/2013 (a)                        4,040
           Texas State Department of Housing and Community
           Affairs, S/F Mortgage Revenue Bonds, AMT,
           Series A (b)(e):
   2,085       5.45% due 9/01/2023                                        2,170
   2,725       5.50% due 3/01/2026                                        2,823

Utah--1.7%

   9,535   Utah Transit Authority, Sales Tax and Transportation
           Revenue Bonds (Salt Lake County Light Rail Transit
           Project), 5.375% due 12/15/2007 (f)(g)                         9,954
           Utah Water Finance Agency Revenue Bonds
           (Pooled Loan Financing Program), Series A (a):
   2,515       5.75% due 10/01/2015                                       2,749
   3,770       6% due 10/01/2020                                          4,149



    Face
  Amount   Municipal Bonds                                             Value

Washington--0.8%

$  7,224   Chelan County, Washington, Public Utility District
           Number 001, Consolidated Revenue Bonds
           (Chelan Hydro System), AMT, Series A, 5.45%
           due 7/01/2037 (a)                                         $    7,688

West Virginia--1.2%

  12,250   Pleasants County, West Virginia, PCR, Refunding
           (Potomac-Pleasants), Series C, 6.15%
           due 5/01/2015 (a)                                             12,401

Wisconsin--1.3%

   9,000   Superior, Wisconsin, Limited Obligation Revenue
           Refunding Bonds (Midwest Energy Resources),
           Series E, 6.90% due 8/01/2021 (d)                             11,751
   1,075   Wisconsin State, GO, AMT, Series B, 6.50%
           due 5/01/2025 (b)                                              1,078

Puerto Rico--2.6%

   1,750   Puerto Rico Commonwealth Highway and
           Transportation Authority, Transportation Revenue
           Bonds, Series G, 5.25% due 7/01/2017 (d)                       1,911
           Puerto Rico Electric Power Authority, Power Revenue
           Bonds, Series RR:
   8,200       5% due 7/01/2027 (i)                                       8,637
  14,400       5% due 7/01/2028 (c)                                      15,122

           Total Municipal Bonds
           (Cost--$916,492)--96.3%                                      962,283



  Shares
    Held   Mutual Funds

     300   BlackRock California Insured Municipal 2008 Term
           Trust, Inc.                                                    4,593
     810   BlackRock Insured Municipal 2008 Term Trust, Inc.             12,393
     237   BlackRock Insured Municipal Term Trust, Inc.                   2,454

           Total Mutual Funds
           (Cost--$21,469)--1.9%                                         19,440



           Short-Term Securities

      38   Merrill Lynch Institutional Tax-Exempt Fund (k)                   38

           Total Short-Term Securities
           (Cost--$38)--0.0%                                                 38

Total Investments (Cost--$937,999*)--98.2%                              981,761
Other Assets Less Liabilities--1.8%                                      18,059
                                                                     ----------
Net Assets--100.0%                                                   $  999,820
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                           $       937,873
                                             ===============
    Gross unrealized appreciation            $        47,554
    Gross unrealized depreciation                    (3,666)
                                             ---------------
    Net unrealized appreciation              $        43,888
                                             ===============

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) MBIA Insured.

(c) CIFG Insured.

(d) FGIC Insured.

(e) FNMA/GNMA Collateralized.

(f) FSA Insured.

(g) Prerefunded.

(h) Escrowed to maturity.

(i) XL Capital Insured.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
                                                       Net       Dividend
    Affiliate                                       Activity      Income

    Merrill Lynch Institutional Tax-Exempt Fund     (10,979)       $170


    See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments                     National Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Alabama--0.8%

 $ 3,820   Alabama Incentives Financing Authority, Special
           Obligation Revenue Refunding Bonds, Series A, 6%
           due 10/01/2029 (c)                                        $    4,203
     500   Mobile, Alabama, Industrial Development Board,
           Environmental Improvement Revenue Refunding
           Bonds (International Paper Company Project), AMT,
           Series A, 6.35% due 5/15/2016                                    528
   2,500   Selma, Alabama, IDB, Environmental Improvement
           Revenue Refunding Bonds (International Paper
           Company Project), AMT, Series A, 6.70%
           due 2/01/2018                                                  2,696
   3,400   Tuscaloosa, Alabama, Special Care Facilities Financing
           Authority, Residential Care Facility Revenue Bonds
           (Capstone Village, Inc. Project) Series A, 5.875%
           due 8/01/2036                                                  3,408

Alaska--0.4%

   1,150   Alaska State Housing Financial Corporation, General
           Mortgage Revenue Refunding, Series A, 6%
           due 6/01/2027 (f)                                              1,191
   3,860   Anchorage, Alaska, School, GO, Series B, 5.875%
           due 12/01/2010 (e)(j)                                          4,277

Arizona--2.5%

   4,000   Arizona Health Facilities Authority Revenue Bonds
           (Catholic Healthcare West), Series A, 6.625%
           due 7/01/2020                                                  4,471
           Maricopa County, Arizona, Hospital Revenue
           Refunding Bonds (Sun Health Corporation):
     730       6.125% due 4/01/2007 (j)                                     768
     270       6.125% due 4/01/2018                                         281
   3,600   Maricopa County, Arizona, IDA, Education Revenue
           Bonds (Arizona Charter Schools Project 1), Series A,
           6.75% due 7/01/2029                                            3,623
   1,625   Maricopa County, Arizona, IDA, Health Facilities
           Revenue Refunding Bonds (Catholic Healthcare West
           Project), Series A, 5% due 7/01/2021                           1,651
   1,000   Maricopa County, Arizona, IDA, M/F Housing Revenue
           Bonds (Metro Gardens--Mesa Ridge Project),
           Series A, 5.65% due 7/01/2019 (f)                              1,031
   1,000   Maricopa County, Arizona, Pollution Control
           Corporation, PCR, Refunding (Public Service Company
           of New Mexico Project), Series A, 6.30%
           due 12/01/2026                                                 1,049
           Peoria, Arizona, Improvement District No. 8401,
           Special Assessment Bonds No. 8802:
     430       7.20% due 1/01/2010                                          442
     510       7.20% due 1/01/2013                                          524
           Peoria, Arizona, Improvement District, Special
           Assessment Bonds No. 8801:
     190       7.30% due 1/01/2009                                          195
     395       7.30% due 1/01/2011                                          406
   2,330   Phoenix, Arizona, Civic Improvement Corporation,
           Municipal Facilities, Excise Tax Revenue Bonds, 5.75%
           due 7/01/2016 (e)                                              2,556
   5,000   Phoenix, Arizona, IDA, Airport Facility, Revenue
           Refunding Bonds (America West Airlines Inc. Project),
           AMT, 6.30% due 4/01/2023                                       4,055



    Face
  Amount   Municipal Bonds                                             Value

Arizona (concluded)

  $  432   Prescott Valley, Arizona, Improvement District, Special
           Assessment Bonds (Sewer Collection System Roadway
           Repair), 7.90% due 1/01/2012                               $     449
   3,515   Tucson, Arizona, IDA, Senior Living Facilities Revenue
           Bonds (Christian Care Tucson Inc. Project), Series A,
           6.125% due 7/01/2024 (m)                                       3,833
   3,180   University of Arizona, COP, Refunding, Series A,
           5.50% due 6/01/2018 (c)                                        3,464
   1,000   University of Arizona, COP (University of Arizona
           Parking and Student Housing), 5.75%
           due 6/01/2009 (c)(j)                                           1,076
           Vistancia Community Facilities District, Arizona, GO:
   3,000       6.75% due 7/15/2022                                        3,221
   2,125       5.75% due 7/15/2024                                        2,159

Arkansas--0.1%

      40   Arkansas State Development Finance Authority,
           S/F Mortgage Revenue Bonds (Mortgage-Backed
           Securities Program), Series H, 6.15%
           due 7/01/2016 (i)                                                 41
     250   Arkansas State Student Loan Authority Revenue
           Bonds, AMT, Sub-Series B, 7.25% due 6/01/2009                    267
     200   Jonesboro, Arkansas, Residential Housing and Health
           Care Facilities Board, Hospital Revenue Refunding
           Bonds (Saint Bernards Regional Medical Center),
           Series B, 5.90% due 7/01/2016 (c)                                206
     250   North Little Rock, Arkansas, Health Facilities Board,
           Health Care Revenue Bonds (Baptist Health), 5.50%
           due 7/01/2016                                                    260
     500   Pine Bluff, Arkansas, Environmental Improvement
           Revenue Refunding Bonds (International Paper
           Company Project), AMT, Series A, 6.70%
           due 8/01/2020                                                    540
     250   University of Central Arkansas, Housing System
           Revenue Bonds, 6.50% due 1/01/2031 (h)                           279

California--13.7%

   2,500   Agua Caliente Band of Cahuilla Indians, California,
           Casino Revenue Bonds, 6% due 7/01/2018                         2,692
   8,840   Alameda County, California, COP (Financing Project),
           6% due 9/01/2006 (f)(j)                                        9,169
           California Rural Home Mortgage Finance Authority,
           S/F Mortgage Revenue Bonds (Mortgage-Backed
           Securities Program), AMT, Class 5 (i)(l):
     160       Series C, 6.75% due 3/01/2029                                161
     100       Series D, 6.70% due 5/01/2029                                100
     205   California Rural Home Mortgage Finance Authority,
           S/F Mortgage Revenue Refunding Bonds (Mortgage-
           Backed Securities Program), AMT, Series A-2, 7%
           due 9/01/2029 (i)(l)                                             206
   7,500   California State Department of Water Resources,
           Power Supply Revenue Bonds, Series A, 5.75%
           due 5/01/2012 (j)                                              8,478
   5,000   California State, GO, 5.25% due 4/01/2029                      5,298
   2,000   California State, GO, Refunding, 5.75%
           due 5/01/2030                                                  2,169
  14,100   California State, Various Purpose, GO, 5.50%
           due 11/01/2033                                                15,422



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (continued)         National Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

California (continued)

 $ 8,450   California State, Various Purpose, GO, Refunding, 5%
           due 12/01/2031 (f)                                        $    8,797
   9,880   California Statewide Communities Development
           Authority, Health Facility Revenue Bonds (Memorial
           Health Services), Series A, 6% due 10/01/2023                 10,942
   2,880   Capistrano, California, Unified School District,
           Community Facility District, Special Tax Bonds
           (No. 90-2 Talega), 6% due 9/01/2032                            3,037
           Chula Vista, California, Community Facilities District,
           Special Tax Bonds (No 06-1, Eastlake Woods Area),
           Series A:
   1,080       6.05% due 9/01/2020                                        1,166
   2,965       6.15% due 9/01/2026                                        3,188
           Contra Costa County, California, Special Tax Bonds
           (Community Facilities District Number 2001-01):
   1,585       6% due 9/01/2026                                           1,681
   1,200       6.10% due 9/01/2031                                        1,267
   3,100   Elk Grove, California, Poppy Ridge Community
           Facilities Number 3 Special Tax, Series 1, 6%
           due 9/01/2008 (j)                                              3,321
   3,230   Fullerton, California, Joint Union High School District,
           GO (Election of 2002), Series B, 5% due 8/01/2027 (e)          3,409
   7,530   Los Angeles, California, Wastewater System Revenue
           Refunding Bonds, Series A, 5% due 6/01/2030 (f)                7,911
  12,730   Los Angeles County, California, Metropolitan
           Transportation Authority, Sales Tax Revenue Refunding
           Bonds, Proposition A, First Tier Senior-Series A, 5%
           due 7/01/2035 (c)                                             13,348
   9,100   Los Angeles County, California, Sanitation Districts
           Financing Authority, Revenue Refunding Bonds
           (Capital Projects--District Number 14), Sub-Series B,
           5% due 10/01/2034 (e)                                          9,551
   2,740   Pomona, California, Public Financing Authority
           Revenue Refunding Bonds (Merged Redevelopment
           Project), Series A1, 5.75% due 2/01/2034                       2,822
   1,100   Poway, California, Unified School District, Special Tax
           Bonds (Community District No. 6), Series A, 6.05%
           due 9/01/2025                                                  1,161
   2,695   Riverside, California, Improvement Bond Act of 1915,
           Special Assessment (Riverwalk Assessment District),
           6.375% due 9/02/2026                                           2,890
           Roseville, California, Special Tax (Stoneridge
           Community Facilities Number 1):
   1,250       6.20% due 9/01/2021                                        1,350
   1,125       6% due 9/01/2025                                           1,198
   2,500       6.30% due 9/01/2031                                        2,692
           Sacramento, California, Special Tax (North Natomas
           Community Facilities):
   2,200       Series 01-03, 6% due 9/01/2028                             2,328
   2,270       Series 4-C, 6% due 9/01/2028                               2,435
  20,075   Sacramento County, California, Sanitation District
           Financing Authority, Revenue Bonds, Series A, 5%
           due 12/01/2035 (c)                                            21,030
   5,000   San Diego, California, Community College District,
           GO (Election of 2002), 5% due 5/01/2030 (h)                    5,251
  10,000   San Diego, California, Public Facilities Financing
           Authority, Subordinated Water Revenue Refunding
           Bonds, 5% due 8/01/2032 (f)                                   10,361



    Face
  Amount   Municipal Bonds                                             Value

California (concluded)

 $11,520   San Diego, California, Unified School District, GO
           (Election of 1998), Series F, 5% due 7/01/2028 (h)        $   12,081
           San Francisco California, City and County
           Redevelopment Agency Revenue Bonds (Community
           Facilities District Number 6-Mission):
   5,000       6% due 8/01/2021                                           5,263
   2,500       GO, Series A, 6% due 8/01/2025                             2,624
   1,075   San Francisco, California, Uptown Parking Corporation,
           Parking Revenue Bonds (Union Square), 6%
           due 7/01/2020 (f)                                              1,204
   3,300   San Jose, California, Unified School District, Santa
           Clara County, GO (Election of 2002), Series B, 5%
           due 8/01/2026 (e)                                              3,488
           Santa Margarita, California, Water District, Special Tax
           Refunding Bonds (Community Facilities District
           No. 99), Series 1:
   3,680       6.20% due 9/01/2020                                        3,924
   2,990       6.25% due 9/01/2029                                        3,164

Colorado--2.4%

     500   Boulder County, Colorado, Hospital Development
           Revenue Bonds (Longmont United Hospital Project),
           6% due 12/01/2030 (m)                                            543
     465   Colorado HFA, Revenue Bonds (S/F Program),
           Series B-3, 6.55% due 10/01/2016                                 473
           Colorado HFA, Revenue Refunding Bonds
           (S/F Program):
     440       AMT, Senior Series A-2, 7.50% due 4/01/2031                  463
     160       AMT, Senior Series B-2, 7.10% due 4/01/2017                  162
   1,095       AMT, Senior Series B-2, 7.25% due 10/01/2031               1,142
      65       AMT, Senior Series B-3, 6.80% due 11/01/2028                  66
     510       AMT, Senior Series C-2, 7.25% due 10/01/2031 (b)             522
     150       Senior Series A-3, 7.35% due 10/01/2030                      158
     675       Senior Series C-3, 6.75% due 10/01/2021 (b)                  688
     175       Senior Series C-3, 7.15% due 10/01/2030 (b)                  179
  10,000   Colorado Health Facilities Authority, Retirement
           Facilities Revenue Bonds (Liberty Heights Project),
           4.60%* due 7/15/2022 (a)                                       4,660
   2,500   Colorado Health Facilities Authority, Revenue
           Refunding Bonds (Catholic Health Initiatives), 5.50%
           due 9/01/2017                                                  2,658
     550   Colorado Water Resource and Power Development
           Authority, Small Water Resource Revenue Bonds,
           Series A, 5.80% due 11/01/2020 (e)                               601
           Elk Valley, Colorado, Public Improvement Revenue
           Bonds (Public Improvement Fee):
   7,560       Series A, 7.35% due 9/01/2031                              8,030
   1,200       Series B, 7% due 9/01/2031                                 1,231
   3,685   Larimer County, Colorado, Poudre School District
           Number R-1, GO, 6% due 12/15/2010 (e)(j)                       4,107
   7,700   Plaza Metropolitan District No. 1, Colorado, Tax
           Allocation Revenue Bonds (Public Improvement Fees),
           8% due 12/01/2025                                              8,489

Connecticut--2.1%

   4,000   Bridgeport, Connecticut, Senior Living Facilities
           Revenue Bonds (3030 Park Retirement Community
           Project), 7.25% due 4/01/2035                                  3,397
   1,000   Connecticut State Development Authority,
           Governmental Lease Revenue Bonds, 6.60%
           due 6/15/2014 (f)                                              1,013



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (continued)         National Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Connecticut (concluded)

 $ 1,250   Connecticut State Development Authority, Water
           Facility Revenue Bonds (Bridgeport Hydraulic
           Company), AMT, 6.15% due 4/01/2035 (c)                    $    1,313
   1,200   Connecticut State HFA Revenue Refunding Bonds
           (Housing Mortgage Finance Program), Series C-1,
           6.30% due 11/15/2017                                           1,230
           Connecticut State Health and Educational Facilities
           Authority Revenue Bonds:
   1,000       (Bridgeport Hospital), Series A, 6.625%
               due 7/01/2018 (f)                                          1,016
   1,500       (Waterbury Hospital Issue), Series C, 5.75%
               due 7/01/2020 (m)                                          1,597
   1,000       (Westover School), Series A, 5.70%
               due 7/01/2030 (m)                                          1,069
           Connecticut State Health and Educational Facilities
           Authority, Revenue Refunding Bonds:
   5,025       DRIVERS, Series 215, 9.162% due 6/01/2030 (m)(n)           6,104
   1,885       (Eastern Connecticut Health Network), Series A,
               6.50% due 7/01/2010 (j)(m)                                 2,133
     115       (Eastern Connecticut Health Network), Series A,
               6.50% due 7/01/2030 (m)                                      127
     640       (Sacred Heart University), 6.625%
               due 7/01/2026 (m)                                            663
   5,710       (University of Hartford), Series E, 5.50%
               due 7/01/2022 (m)                                          6,213
   1,000       (Yale-New Haven Hospital Issue), Series H,
               5.70% due 7/01/2025 (f)                                    1,031
     775   Connecticut State Higher Education Supplemental
           Loan Authority, Revenue Bonds (Family Education
           Loan Program), AMT, Series A, 5.50%
           due 11/15/2020 (f)                                               780
   1,000   Connecticut State Regional Learning Educational
           Service Center Revenue Bonds (Office/Education
           Center Facility), 7.75% due 2/01/2006 (j)                      1,023
     860   Waterbury, Connecticut, GO, 6% due 2/01/2009 (j)(m)              934

Delaware--0.1%

   1,685   New Castle County, Delaware, PCR (General Motors
           Corporation Project), VRDN, 8% due 10/01/2008 (g)              1,685

District of Columbia--0.4%

   5,000   District of Columbia, GO, Refunding, DRIVERS,
           Series 214, 8.155% due 6/01/2026 (f)(n)                        5,568

Florida--6.4%

   2,000   Anthem Park Community Development District,
           Florida, Capital Improvement Revenue Bonds, 5.80%
           due 5/01/2036                                                  2,031
   1,685   Ballantrae, Florida, Community Development District,
           Capital Improvement Revenue Bonds, 6%
           due 5/01/2035                                                  1,756
   1,870   Beacon Tradeport Community, Florida, Development
           District, Special Assessment Revenue Refunding
           Bonds (Commercial Project), Series A, 5.25%
           due 5/01/2016 (m)                                              1,996
   2,500   CFM Community Development District, Florida,
           Capital Improvement Revenue Bonds, Series B,
           5.875% due 5/01/2014                                           2,577



    Face
  Amount   Municipal Bonds                                             Value

Florida (continued)

 $ 2,725   Duval County, Florida, School Board, COP, 5.75%
           due 7/01/2017 (h)                                         $    2,920
   1,500   East Homestead Community Development District,
           Florida, Special Assessment Revenue Bonds, 5.45%
           due 5/01/2036                                                  1,514
           Fiddlers Creek, Florida, Community Development
           District Number 2, Special Assessment Revenue Bonds:
   5,350       Series A, 6.375% due 5/01/2035                             5,679
   1,250       Series B, 5.75% due 5/01/2013                              1,302
  10,000   Gainesville, Florida, Utilities System Revenue
           Refunding Bonds, Series A, 5% due 10/01/2035 (h)              10,471
     500   Heritage Isles Community Development District,
           Florida, Special Assessment Revenue Refunding Bonds,
           5.90% due 11/01/2006                                             505
   5,000   Hillsborough County, Florida, IDA, Exempt Facilities
           Revenue Bonds (National Gypsum Company), AMT,
           Series A, 7.125% due 4/01/2030                                 5,566
   7,000   Lee County, Florida, Airport Revenue Bonds, RIB, AMT,
           Series 580X, 8.18% due 10/01/2029 (h)(n)                       8,246
   1,200   Lexington Oaks, Florida, Community Development
           District, Special Assessment Revenue Bonds, Series A,
           6.70% due 5/01/2033                                            1,288
   1,040   Mediterra, Florida, South Community Development
           District, Capital Improvement Revenue Bonds, 6.85%
           due 5/01/2031                                                  1,119
   2,500   Middle Village Community Development District,
           Florida, Special Assessment Bonds, Series A, 6%
           due 5/01/2035                                                  2,608
   6,095   Midtown Miami, Florida, Community Development
           District, Special Assessment Revenue Bonds, Series A,
           6.25% due 5/01/2037                                            6,485
   2,110   Old Palm Community Development District, Florida,
           Special Assessment Bonds (Palm Beach Gardens),
           Series B, 5.375% due 5/01/2014                                 2,153
           Orange County, Florida, HFA, M/F Housing Revenue
           Bonds:
   3,500       (Loma Vista Project), Series G, 5.50%
               due 3/01/2032                                              3,526
   2,375       Series A, 6.40% due 1/01/2031 (f)                          2,476
      75   Orange County, Florida, HFA, Mortgage Revenue
           Bonds, AMT, Series A, 8.375% due 3/01/2021 (b)(d)                 75
   1,000   Orange County, Florida, Health Facilities Authority,
           Hospital Revenue Bonds (Orlando Regional
           Healthcare), 5.70% due 7/01/2026                               1,010
       5   Panther Trace, Florida, Community Development
           District, Special Assessment Revenue Bonds, Series B,
           6.50% due 5/01/2009                                                5
   5,000   Panther Trace, Florida, Community Development
           District II, Special Assessment Revenue Bonds, Series A,
           5.60% due 5/01/2035                                            5,073
           Park Place Community Development District, Florida,
           Special Assessment Revenue Bonds:
   1,000       6.75% due 5/01/2032                                        1,066
   2,500       6.375% due 5/01/2034                                       2,624
   2,000   Saint Lucie, Florida, West Services District, Utility
           Revenue Refunding Bonds, Senior Lien, 6%
           due 10/01/2022 (f)                                             2,235



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (continued)         National Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Florida (concluded)

 $ 2,875   Somerset Community Development District, Florida,
           Capital Improvement Revenue Bonds, 5%
           due 5/01/2015                                             $    2,877
     870   Sterling Hill, Florida, Community Development District,
           Capital Improvement Revenue Refunding Bonds,
           Series B, 5.50% due 11/01/2010                                   875
     470   Stoneybrook West, Florida, Community Development
           District, Special Assessment Revenue Bonds, Series B,
           6.45% due 5/01/2010                                              472
   2,185   Tuscany Reserve Community Development District,
           Florida, Capital Improvement Revenue Bonds,
           Series B, 5.25% due 5/01/2016                                  2,221
     340   Verandah West, Florida, Community Development
           District, Capital Improvement Revenue Bonds,
           Series B, 5.25% due 5/01/2008                                    340
     915   Vista Lakes Community, Florida, Development District,
           Capital Improvement Revenue Bonds, Series B, 5.80%
           due 5/01/2008                                                    922
   2,060   Watergrass Community Development District, Florida,
           Special Assessment Revenue Bonds, Series B, 4.875%
           due 11/01/2010                                                 2,064
   6,000   West Villages Improvement District, Florida, Special
           Assessment Revenue Refunding Bonds (Unit of
           Development Number 2), 5.80% due 5/01/2036                     6,074

Georgia--1.9%

   5,000   Atlanta, Georgia, Tax Allocation Bonds (Atlantic
           Station Project), 7.90% due 12/01/2024                         5,426
           Brunswick & Glynn County, Georgia, Development
           Authority, First Mortgage Revenue Bonds (Coastal
           Community Retirement Corporation Project), Series A:
   2,285       7.125% due 1/01/2025                                       2,320
   3,305       7.25% due 1/01/2035                                        3,355
   5,210   College Park, Georgia, Business and IDA Revenue
           Bonds (Civic Center Project), 5.75%
           due 9/01/2010 (c)(j)                                           5,810
   1,940   Fulton County, Georgia, Development Authority, PCR
           (General Motors Corporation), Refunding, VRDN, 8%
           due 4/01/2010 (g)                                              1,940
   3,450   Fulton County, Georgia, Development Authority
           Revenue Bonds (Morehouse College Project), 5.875%
           due 12/01/2030 (c)                                             3,802
   2,250   Fulton County, Georgia, Residential Care Facilities,
           Revenue Refunding Bonds (Canterbury Court Project),
           Series A, 6% due 2/15/2022                                     2,288
   1,500   Milledgeville-Baldwin County, Georgia, Development
           Authority Revenue Bonds (Georgia College and State
           University Foundation), 6% due 9/01/2033                       1,626

Hawaii--0.3%

           Kuakini, Hawaii, Health System, Special Purpose
           Revenue Bonds Series A:
   1,410       6.30% due 7/01/2022                                        1,523
   3,000       6.375% due 7/01/2032                                       3,232

Illinois--8.6%

   1,000   Bolingbrook, Illinois, Special Services Area Number 1,
           Special Tax Bonds (Forest City Project), 5.9%*
           due 9/01/2007                                                    918
  10,620   Chicago, Illinois, Board of Education, GO, DRIVERS,
           Series 199, 7.654% due 12/01/2020 (c)(n)                      11,995



    Face
  Amount   Municipal Bonds                                             Value

Illinois (concluded)

 $12,400   Chicago, Illinois, O'Hare International Airport,
           General Revenue Bonds, Third Lien, Series A, 5%
           due 1/01/2029 (f)                                         $   12,915
  26,800   Chicago, Illinois, O'Hare International Airport
           Revenue Bonds, 3rd Lien, AMT, Series B-2, 6%
           due 1/01/2029 (k)                                             29,896
   6,915   Chicago, Illinois, O'Hare International Airport, Special
           Facility Revenue Refunding Bonds (American Airlines
           Inc. Project), 8.20% due 12/01/2024                            6,541
   2,265   Chicago, Illinois, Park District, GO, Refunding, Series B,
           5.75% due 1/01/2015 (e)                                        2,484
     230   Chicago, Illinois, Park District, Limited Tax, GO,
           Series A, 5.75% due 1/01/2016 (e)                                251
     470   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
           Series A, 7.15% due 9/01/2031 (i)(l)                             476
   2,000   Chicago, Illinois, Special Assessment Bonds (Lake
           Shore East), 6.75% due 12/01/2032                              2,171
   3,210   Cicero, Illinois, GO, Refunding (Corporate Purpose),
           6% due 12/01/2028 (f)                                          3,540
   7,000   Decatur, Illinois, GO, Refunding, 6%
           due 3/01/2008 (e)(j)                                           7,396
  10,000   Hodgkins, Illinois, Environmental Improvement
           Revenue Bonds (Metro Biosolids Management LLC
           Project), AMT, 6% due 11/01/2023                              10,572
           Illinois Development Finance Authority Revenue Bonds:
   3,140       (Community Rehabilitation Providers Facilities),
               Series A, 6.50% due 7/01/2022                              3,423
     660       Series B, 6.40% due 9/01/2031 (h)                            686
           Illinois State Finance Authority Revenue Bonds:
   1,750       (Friendship Village of Schaumburg), Series A,
               5.625% due 2/15/2037                                       1,731
   2,155       (Landing At Plymouth Place Project), Series A,
               6% due 5/15/2037                                           2,163
           Illinois State, GO, 1st Series (f):
   8,890       5.75% due 12/01/2015                                       9,739
   3,745       5.75% due 12/01/2016                                       4,094
   4,000       5.75% due 12/01/2017                                       4,364
   3,000   Illinois State, Sales Tax Revenue Bonds, 6%
           due 6/15/2020                                                  3,283
   2,000   Lake County, Illinois, Forest Preservation District, GO
           (Land Acquisition and Development), 5.75%
           due 12/15/2016                                                 2,194
     625   Naperville, Illinois, IDR (General Motors Corporation),
           Refunding, VRDN, 8% due 12/01/2012 (g)                           625
   1,585 Village of Wheeling, Illinois, Revenue Bonds (North Milwaukee/Lake--Cook Tax Increment Financing
           (TIF) Redevelopment Project), 6% due 1/01/2025                 1,555

Iowa--0.6%

   1,000   Iowa City, Iowa, Sewer Revenue Bonds, 5.75%
           due 7/01/2021 (f)                                              1,012
   6,780   Iowa Finance Authority, Health Care Facilities,
           Revenue Refunding Bonds (Care Initiatives Project),
           9.25% due 7/01/2025                                            8,149

Kansas--0.3%

   1,970   Sedgwick and Shawnee Counties, Kansas, S/F Revenue
           Bonds, AMT, Series A-1, 6.95% due 6/01/2029 (d)                2,018
   2,500   Wichita, Kansas, Hospital Facilities Revenue
           Refunding and Improvement Bonds, Series III, 6.25%
           due 11/15/2019                                                 2,743



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (continued)         National Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Lousiana--1.7%

 $   715   Louisiana HFA, S/F Mortgage Revenue Bonds, AMT,
           Series D-2, 5.80% due 6/01/2020 (i)                       $      728
   9,500   Louisiana Local Government, Environmental Facilities,
           Community Development Authority Revenue Bonds
           (Capital Projects and Equipment Acquisition), Series A,
           6.30% due 7/01/2030 (c)                                       10,464
  10,000   Louisiana State, Gas and Fuels Tax Revenue Bonds,
           Series A, 5% due 5/01/2035 (e)                                10,354
   1,330   Louisiana State, HFA, Single Family Revenue
           Refunding Bonds (Home Ownership Program),
           Series B-2, AMT, 6.20% due 12/01/2029 (b)(i)                   1,352
   2,000   Rapides Finance Authority, Louisiana, Environmental
           Improvement Revenue Bonds (International Paper
           Company Project), AMT, Series A, 6.55% due
           11/15/2023                                                     2,121

Maine--1.1%

   8,635   Maine Finance Authority, Solid Waste Recycling
           Facilities Revenue Bonds (Great Northern Paper
           Project-Bowater), AMT, 7.75% due 10/01/2022                    8,774
   6,045   Maine State Housing Authority, Mortgage Purpose
           Revenue Bonds, DRIVERS, AMT, Series 170, 8.13%
           due 11/15/2028 (n)                                             6,469

Maryland--0.4%

     500   Anne Arundel County, Maryland, Special Obligation
           Revenue Bonds (Arundel Mills Project), 7.10%
           due 7/01/2009 (j)                                                568
   1,000   Maryland State Community Development
           Administration, Department of Housing and
           Community Development, Housing Revenue Bonds,
           AMT, Series B, 6.15% due 1/01/2021                             1,050
   1,165   Maryland State Community Development
           Administration, Department of Housing and
           Community Development, Residential Revenue
           Refunding Bonds, Series A, 5.60% due 3/01/2017 (b)             1,198
   1,000   Maryland State Community Development
           Administration, Department of Housing and
           Community Development Revenue Bonds (Waters
           Landing II Apartments), AMT, Series A, 5.875%
           due 8/01/2033                                                  1,053
     125   Maryland State Economic Development Corporation
           Revenue Bonds (Health and Mental Hygiene Program),
           Series A, 7.125% due 3/01/2006                                   126
   1,000   Maryland State Energy Financing Administration,
           Solid Waste Disposal Revenue Bonds, Limited
           Obligation (Wheelabrator Water Projects), AMT,
           6.45% due 12/01/2016                                           1,037

Massachusetts--0.7%

     375   Massachusetts Educational Financing Authority,
           Education Loan Revenue Refunding Bonds, AMT,
           Issue E, 5.85% due 7/01/2014 (c)                                 377
   1,000   Massachusetts State Development Finance Agency,
           Revenue Refunding Bonds (Eastern Nazarene
           College), 5.625% due 4/01/2029                                 1,002
   4,850   Massachusetts State Health and Educational Facilities
           Authority Revenue Bonds (Medical Center of Central
           Massachusetts), CARS, Series B, 9.64%
           due 6/23/2022 (c)(n)                                           5,447



    Face
  Amount   Municipal Bonds                                             Value

Massachusetts (concluded)

 $ 1,000   Massachusetts State Industrial Finance Agency, Higher
           Education Revenue Refunding Bonds (Hampshire
           College Project), 5.625% due 10/01/2007 (j)               $    1,057
     130   Massachusetts State Water Pollution Abatement Trust,
           Water Abatement Revenue Bonds, Series A, 6.375%
           due 2/01/2015                                                    130
   1,600   Montachusett, Massachusetts, Regional Vocational
           Technical School District, GO, 5.95%
           due 1/15/2020 (f)                                              1,757

Michigan--1.7%

   7,500   Delta County, Michigan, Economic Development
           Corporation, Environmental Improvement Revenue
           Refunding Bonds (Mead Westvaco--Escanaba),
           Series A, 6.25% due 4/15/2012 (j)                              8,600
     500   Dickinson County, Michigan, Economic Development
           Corporation, Environmental Improvement Revenue
           Refunding Bonds (International Paper Company
           Project), Series A, 5.75% due 6/01/2016                          526
   1,000   Eastern Michigan University Revenue Refunding
           Bonds, 6% due 6/01/2024 (c)                                    1,103
   3,000   Flint, Michigan, Hospital Building Authority, Revenue
           Refunding Bonds (Hurley Medical Center), 6%
           due 7/01/2020                                                  3,106
   4,250   Hartland, Michigan, Consolidated School District,
           GO, Refunding, RIB, Series 1204, 6.48%
           due 5/01/2029 (n)                                              4,574
   3,325   Macomb County, Michigan, Hospital Finance
           Authority, Hospital Revenue Bonds (Mount Clemens
           General Hospital), Series B, 5.875% due 11/15/2034             3,375
   1,500   Michigan State Hospital Finance Authority, Revenue
           Refunding Bonds (Mercy-Mount Clemens), Series A,
           6% due 5/15/2014 (f)                                           1,622
   2,500   Michigan State Strategic Fund, PCR, Refunding
           (General Motors Corp.), 6.20% due 9/01/2020                    1,923

Minnesota--1.1%

     765   Anoka County, Minnesota, Solid Waste Disposal
           Revenue Bonds (Natural Rural Utilities), AMT, Series A,
           6.95% due 12/01/2008                                             774
   1,000   Eden Prairie, Minnesota, M/F Housing Revenue
           Bonds (Rolling Hills Project), Series A, 6.15%
           due 8/20/2031 (d)                                              1,087
           Minneapolis and Saint Paul, Minnesota, Metropolitan
           Airports Commission, Airport Revenue Bonds, AMT,
           Sub-Series D (e):
     470       5.75% due 1/01/2012                                          509
     470       5.75% due 1/01/2014                                          507
   2,060       5.75% due 1/01/2015                                        2,210
     635   Minneapolis, Minnesota, Community Development
           Agency, Supported Development Revenue Bonds
           (Common Bond Fund), AMT, Series 2, 6.20%
           due 6/01/2017                                                    649
           Minneapolis, Minnesota, Health Care System
           Revenue Bonds (Allina Health System), Series A:
   1,500       5.70% due 11/15/2022                                       1,616
   2,665       5.75% due 11/15/2032                                       2,850
   1,110   Ramsey County, Minnesota, Housing and
           Redevelopment Authority, M/F Housing Revenue
           Bonds (Hanover Townhouses Project), AMT, 6%
           due 7/01/2031                                                  1,149



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (continued)         National Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Minnesota (concluded)

 $ 1,000   Saint Cloud, Minnesota, Health Care Revenue
           Refunding Bonds (Saint Cloud Hospital Obligation
           Group), Series A, 6.25% due 5/01/2020 (h)                 $    1,107
   1,000   Saint Francis, Minnesota, Independent School District
           No. 015, GO, Series A, 6.35% due 2/01/2013 (h)                 1,003
   1,500   Waconia, Minnesota, Health Care Facilities Revenue
           Bonds (Ridgeview Medical Center Project), Series A,
           6.125% due 1/01/2029 (m)                                       1,617

Mississippi--0.1%

   1,700   Warren County, Mississippi, Environmental
           Improvement Revenue Refunding Bonds (International
           Paper Company Project), AMT, Series B, 6.75%
           due 8/01/2021                                                  1,849

Missouri--0.4%

           Fenton, Missouri, Tax Increment Revenue Refunding
           and Improvement Bonds (Gravois Bluffs):
     350       6.75% due 10/01/2015                                         352
   4,000       7% due 10/01/2021                                          4,291
   1,500   Kansas City, Missouri, IDA, First Mortgage Health
           Facilities Revenue Bonds (Bishop Spencer Place),
           Series A, 6.50% due 1/01/2035                                  1,576

Montana--0.4%

   6,000   Montana State Higher Education, Student Assistance
           Corporation, Student Loan Revenue Refunding Bonds,
           AMT, Sub-Series B, 6.40% due 12/01/2032                        6,317

Nevada--2.0%

   5,000   Clark County, Nevada, IDR (Power Company Project),
           AMT, Series A, 6.70% due 6/01/2022 (e)                         5,168
   1,550   Clark County, Nevada, Improvement District No. 142
           Special Assessment, 6.375% due 8/01/2023                       1,599
           Elko, Nevada, GO (Airport Improvement), AMT,
           Series B (f):
     165       6.10% due 10/01/2014                                         173
     245       6.30% due 10/01/2019                                         258
     320       6.75% due 10/01/2024                                         341
     225       7% due 10/01/2029                                            240
   2,925   Henderson, Nevada, Local Improvement Districts,
           Special Assessment, Series NO T-14, 5.80%
           due 3/01/2023                                                  3,020
           Las Vegas, Nevada, Local Improvement Bonds,
           Special Assessment, Special Improvement District
           Number 808, Summerlin:
   1,755       5.875% due 6/01/2009                                       1,819
   2,020       6.125% due 6/01/2012                                       2,096
   2,255       6.25% due 6/01/2013                                        2,341
     105   Nevada Housing Division, S/F Program, AMT, Senior
           Series E, 7.05% due 4/01/2027 (b)                                105
   1,960   Reno, Nevada, Special Assessment District Number 4
           (Somerset Parkway), 6.625% due 12/01/2022                      2,021
           Sparks, Nevada, Redevelopment Agency, Tax
           Allocation Revenue Refunding Bonds, Series A (m):
   3,110       6% due 1/15/2015                                           3,355
   6,315       6% due 1/15/2023                                           6,799

New Hampshire--0.1%

   1,750   New Hampshire Health and Education Facilities
           Authority, Revenue Refunding Bonds (Elliot Hospital),
           Series B, 5.60% due 10/01/2022                                 1,855



    Face
  Amount   Municipal Bonds                                             Value

New Jersey--5.2%

 $   440   Camden County, New Jersey, Pollution Control
           Financing Authority, Solid Waste Resource Recovery,
           Revenue Refunding Bonds, AMT, Series B, 7.50%
           due 12/01/2009                                            $      447
   3,300   New Jersey EDA, Retirement Community Revenue
           Bonds (Cedar Crest Village Inc. Facility), Series A,
           7.25% due 11/15/2031                                           3,581
  11,000   New Jersey EDA, Revenue Bonds, RIB, Series 1187,
           6.64% due 3/01/2024 (n)                                       12,517
           New Jersey EDA, School Facilities Construction
           Revenue Bonds:
   5,130       Series O, 5.125% due 3/01/2028                             5,388
   4,000       Series P, 5.125% due 9/01/2028                             4,207
   2,000   New Jersey EDA, Special Facility Revenue Bonds
           (Continental Airlines Inc. Project), AMT, 6.25%
           due 9/15/2029                                                  1,860
   3,680   New Jersey EDA, State Lease Revenue Bonds (State
           Office Buildings Projects), 6% due 6/15/2010 (c)(j)            4,065
           New Jersey Health Care Facilities Financing Authority
           Revenue Bonds:
   2,740       (Pascack Valley Hospital Association), 6%
               due 7/01/2013                                              2,675
   3,130       (South Jersey Hospital), 6% due 7/01/2026                  3,361
   2,250   New Jersey Health Care Facilities Financing Authority,
           Revenue Refunding Bonds (Capital Health System Inc.),
           Series A, 5.75% due 7/01/2023                                  2,413
   1,090   New Jersey State Housing and Mortgage Finance
           Agency, M/F Housing Revenue Refunding Bonds,
           Series B, 6.25% due 11/01/2026 (h)                             1,150
           New Jersey State Turnpike Authority, Turnpike Revenue
           Refunding Bonds (f):
  10,000       DRIVERS, Series 155, 7.661% due 1/01/2018 (a)(n)          11,551
   7,025       Series A, 5.75% due 1/01/2010 (j)                          7,635
   2,975       Series A, 5.75% due 1/01/2018                              3,206
   9,500   Tobacco Settlement Financing Corporation of New
           Jersey, Asset-Backed Revenue Bonds, 7%
           due 6/01/2041                                                 10,829

New Mexico--0.6%

   8,000   Farmington, New Mexico, PCR, Refunding (Public
           Service Company of New Mexico--San Juan),
           Series B, 6.30% due 12/01/2016                                 8,336
     130   New Mexico Mortgage Finance Authority, Revenue
           Refunding Bonds, Mortgage-Backed Securities,
           Series F, 7% due 1/01/2026 (i)                                   136
     250   Santa Fe County, New Mexico, Correctional System
           Revenue Bonds, 6% due 2/01/2027 (h)                              297

New York--8.4%

   9,500   Metropolitan Transportation Authority, New York,
           Commuter Facilities, Service Contract Revenue
           Refunding Bonds, Series 8, 5.50%
           due 7/01/2013 (h)(j)                                          10,651
  12,000   Metropolitan Transportation Authority, New York,
           Revenue Bonds, Series B, 5% due 11/15/2035 (f)                12,571
  10,000   Metropolitan Transportation Authority, New York,
           Transit Facilities Revenue Bonds, Series A, 5.625%
           due 7/01/2007 (f)(j)                                          10,490



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (continued)         National Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

New York (concluded)

 $ 3,230   New York City, New York, City IDA, Civic Facility
           Revenue Bonds (Special Needs Facilities Pooled
           Program), Series C-1, 6% due 7/01/2012                    $    3,346
   4,050   New York City, New York, City IDA, Special Facility
           Revenue Bonds (British Airways Plc Project), AMT,
           7.625% due 12/01/2032                                          4,371
           New York City, New York, City Municipal Water
           Finance Authority, Water and Sewer System Revenue
           Bonds, Series B (j):
   3,500       5.75% due 6/15/2006 (f)                                    3,574
  10,000       5.875% due 6/15/2006 (h)                                  10,218
   6,500   New York City, New York, City Municipal Water
           Finance Authority, Water and Sewer System, Revenue
           Refunding Bonds, Series B, 5.75% due 6/15/2026 (f)             6,638
           New York City, New York, GO, Refunding:
   5,870       Series A, 6% due 5/15/2010 (j)                             6,536
   2,205       Series A, 6.25% due 5/15/2010 (j)(k)                       2,476
     730       Series A, 6% due 5/15/2021 (k)                               807
   4,000       Series B, 8.25% due 6/01/2006 (a)(k)                       4,081
   4,000       Series C, 5.875% due 08/01/2006 (e)(j)                     4,120
      25       Series H, 6% due 8/01/2007 (j)(k)                             26
     975       Series H, 6% due 8/01/2017 (k)                             1,025
           New York City, New York, GO, Series B (f):
   6,600       5.875% due 8/01/2010 (j)                                   7,341
   1,340       5.875% due 8/01/2015                                       1,480
           New York State Dormitory Authority Revenue
           Refunding Bonds:
   3,165       (Concord Nursing Home Inc.), 6.25%
               due 7/01/2016                                              3,413
   2,500       (Concord Nursing Home Inc.), 6.50%
               due 7/01/2029                                              2,712
   3,000       (Mount Sinai Health), Series A, 6.50%
               due 7/01/2016                                              3,234
   3,950       (Mount Sinai Health), Series A, 6.50%
               due 7/01/2025                                              4,203
   3,000       (State University Educational Facilities),
               Series A, 7.50% due 5/15/2013                              3,693
   1,360   New York State Environmental Facilities Corporation,
           State Clean Water and Drinking Revenue Bonds
           (Revolving Funds), Series B, 5.875% due 1/15/2019              1,481
   2,285   Oneida County, New York, IDA Revenue Bonds
           (Civic Facility-Faxton Hospital), Series C, 6.625%
           due 1/01/2015 (m)                                              2,527
      95   Suffolk County, New York, IDA, Civic Facility Revenue
           Bonds (Special Needs Facilities Pooled Program),
           Series D-1, 6% due 7/01/2012                                      98
     705   Westchester County, New York, IDA, Civic Facilities
           Revenue Bonds (Special Needs Facilities Pooled
           Program), Series E-1, 6% due 7/01/2012                           729
   8,095   Westchester County, New York, IDA, Continuing Care
           Retirement, Mortgage Revenue Bonds (Kendal on
           Hudson Project), Series A, 6.50% due 1/01/2034                 8,647



    Face
  Amount   Municipal Bonds                                             Value

North Carolina--2.8%

 $   920   Brunswick County, North Carolina, COP, 6%
           due 6/01/2010 (h)(j)                                      $    1,024
   1,500   Haywood County, North Carolina, Industrial Facilities
           and Pollution Control Financing Authority Revenue
           Bonds (Champion International Corporation Project),
           AMT, 6.25% due 9/01/2025                                       1,532
           North Carolina Eastern Municipal Power Agency,
           Power System Revenue Bonds:
   1,500       Series B, 5.875% due 1/01/2021 (f)(j)                      1,568
   4,000       Series D, 6.75% due 1/01/2026                              4,403
   4,440   North Carolina Eastern Municipal Power Agency,
           Power System Revenue Refunding Bonds, Series D,
           6.70% due 1/01/2019 (o)                                        4,896
     125   North Carolina HFA, S/F Revenue Bonds, Series W,
           6.50% due 3/01/2018                                              125
   2,500   North Carolina Medical Care Commission, Health
           Care Facilities, First Mortgage Revenue Bonds
           (Presbyterian Homes Project), 6.875% due 10/01/2021            2,676
   2,000   North Carolina Medical Care Commission, Health
           Care Housing Revenue Bonds (The ARC of North
           Carolina Projects), Series A, 5.80% due 10/01/2034             2,066
   4,000   North Carolina Medical Care Commission, Mortgage
           Revenue Refunding Bonds (Morehead Memorial
           Hospital Project), 5% due 11/01/2026 (b)(h)                    4,182
           North Carolina Medical Care Commission, Retirement
           Facilities, First Mortgage Revenue Bonds:
   1,625       (Forest at Duke Project), 6.375% due 9/01/2032             1,721
   2,500       (Givens Estates Project), Series A, 6.50%
               due 7/01/2032                                              2,678
           North Carolina Municipal Power Agency Number 1,
           Catawba Electric Revenue Refunding Bonds, Series B:
     500       6.375% due 1/01/2013                                         548
   1,080       6.375% due 1/01/2013 (o)                                   1,185
   5,000       6.50% due 1/01/2010                                        5,476
   2,500       6.50% due 1/01/2020 (o)                                    2,738
   1,175   North Carolina State Educational Assistance Authority
           Revenue Bonds (Guaranteed Student Loan), AMT,
           Sub-Lien, Series C, 6.35% due 7/01/2016                        1,209
           Piedmont Triad Airport Authority, North Carolina,
           Airport Revenue Refunding Bonds, Series A (h)(j):
   1,000       6% due 7/01/2009                                           1,096
   1,000       6.375% due 7/01/2009                                       1,108

Ohio--0.4%

     420   Ohio HFA, Mortgage Revenue Bonds, AMT, Series A-1,
           6.15% due 3/01/2029 (d)                                          429
   1,470   Port of Greater Cincinnati Development Authority,
           Ohio, Special Assessment Revenue Bonds (Cooperative
           Public Parking Infrastructure Project), 6.40%
           due 2/15/2034                                                  1,582
   3,005   Toledo-Lucas County, Ohio, Lodging Tax Revenue
           Refunding Bonds (Convention Center Project), 5.70%
           due 10/01/2015 (f)                                             3,118

Oregon--0.4%

           Forest Grove, Oregon, Campus Improvement Revenue
           Refunding Bonds (Pacific University) (j)(m):
     250       6% due 5/01/2010                                             276
     250       6.20% due 5/01/2010                                          278



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (continued)         National Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Oregon (concluded)

           Oregon State Housing and Community Services
           Department, Mortgage Revenue Refunding Bonds
           (S/F Mortgage Program) Series A:
 $    75       6.40% due 7/01/2018                                   $       76
      50       AMT, 6.20% due 7/01/2027                                      52
     500   Portland, Oregon, M/F Housing Authority Revenue
           Bonds (Lovejoy Station Apartments Project), AMT,
           5.90% due 7/01/2023 (f)                                          523
           Portland, Oregon, Urban Renewal and Redevelopment
           Revenue Refunding Bonds (c):
   1,000       (Downtown Waterfront), Series A, 5.75%
               due 6/15/2018                                              1,096
   3,190       (South Park Blocks), Series A, 5.75%
               due 6/15/2018                                              3,497

Pennsylvania--2.7%

   3,640   Allegheny County, Pennsylvania, IDA, Enviromental
           Improvement Revenue Refunding Bonds, 5.50%
           due 11/01/2016                                                 3,683
   2,220   Allegheny County, Pennsylvania, Sanitation Authority,
           Sewer Revenue Bonds, 5.75% due 12/01/2010 (f)(j)               2,450
   1,760   Bucks County, Pennsylvania, IDA, Retirement
           Community Revenue Bonds (Ann's Choice Inc.),
           Series A, 6.125% due 1/01/2025                                 1,824
   4,000   Pennsylvania State Higher Educational Facilities
           Authority Revenue Bonds (University of Pennsylvania
           Medical Center Health System), Series A, 6%
           due 1/15/2031                                                  4,343
   1,265   Philadelphia, Pennsylvania, Authority for IDR,
           Commercial Development, 7.75% due 12/01/2017                   1,280
  18,105   Philadelphia, Pennsylvania, Redevelopment Authority
           Revenue Bonds, ROLS, Series RR-II-432X, 6.967%
           due 10/15/2010 (e)(n)                                         20,437
   5,000   Sayre, Pennsylvania, Health Care Facilities Authority,
           Revenue Refunding Bonds (Guthrie Healthcare
           System), Series A, 5.875% due 12/01/2031                       5,358

Rhode Island--0.6%

   6,815   Rhode Island State Economic Development
           Corporation, Airport Revenue Bonds, Series B, 6%
           due 7/01/2010 (e)(j)                                           7,608
   1,000   Rhode Island State Economic Development
           Corporation Revenue Bonds (Providence Place Mall),
           6.125% due 7/01/2020 (m)                                       1,115

South Carolina--1.3%

           Medical University Hospital Authority, South Carolina,
           Hospital Facilities Revenue Refunding Bonds (j):
   2,450       6.50% due 8/15/2012                                        2,858
   5,400       Series A, 6.375% due 8/15/2012                             6,261
           Piedmont Municipal Power Agency, South Carolina,
           Electric Revenue Refunding Bonds (e):
   1,745       6.75% due 1/01/2019                                        2,177
   1,255       6.75% due 1/01/2019 (a)                                    1,599
   5,000   South Carolina Jobs EDA, Residential Care Facilities
           Revenue Bonds (South Carolina Episcopal--Still
           Hopes Residence Project), Series A, 6.375%
           due 5/15/2032                                                  5,212



    Face
  Amount   Municipal Bonds                                             Value

South Dakota--0.4%

 $ 3,750   Pierre, South Dakota, School District Number 32-2,
           GO, 5.75% due 8/01/2010 (h)(j)                            $    4,112
   1,800   South Dakota Housing Development Authority,
           Homeownership Revenue Bonds, AMT, Series C,
           5.375% due 5/01/2018                                           1,856

Tennessee--2.0%

           Chattanooga, Tennessee, Industrial Development
           Board, Lease Rent Revenue Bonds (Southside
           Redevelopment Corporation) (c):
   4,485       5.75% due 10/01/2017                                       4,884
   3,740       5.75% due 10/01/2018                                       4,073
   1,000   Johnson City, Tennessee, Health and Educational
           Facilities Board, Retirement Facility Revenue Bonds
           (Appalachian Christian Village Project), Series A,
           6.25% due 2/15/2032                                            1,024
   4,950   McMinn County, Tennessee, IDB, Solid Waste Revenue
           Bonds (Recycling Facility-Calhoun Newsprint), AMT,
           7.40% due 12/01/2022                                           5,004
   5,000   Metropolitan Government of Nashville and Davidson
           County, Tennessee, GO, 5.875% due 5/15/2026                    5,093
   7,300   Shelby County, Tennessee, Health, Educational and
           Housing Facility Board, Hospital Revenue Refunding
           Bonds (Methodist Healthcare), 6.50%
           due 9/01/2012 (j)                                              8,522

Texas--12.3%

           Austin, Texas, Convention Center Revenue Bonds
           (Convention Enterprises Inc.), First Tier, Series A:
   5,300       6.60% due 1/01/2021                                        5,620
   2,300       6.70% due 1/01/2028                                        2,462
  10,630   Austin, Texas, Revenue Bonds (Town Lake Community
           Events Center Venue), 6.20% due 11/15/2009 (e)(j)             11,682
           Bexar County, Texas, Health Facilities Development
           Corporation Revenue Refunding Bonds (Army
           Retirement Residence Project):
     600       6.125% due 7/01/2022                                         645
   1,750       6.30% due 7/01/2032                                        1,876
   2,280   Brazos River Authority, Texas, PCR, Refunding
           (Texas Utility Company), AMT, Series A, 7.70%
           due 4/01/2033                                                  2,677
   4,250   Brazos River Authority, Texas, Revenue Refunding
           Bonds (Reliant Energy Inc. Project), Series B, 7.75%
           due 12/01/2018                                                 4,662
   3,700   Brazos River, Texas, Harbor Navigation District,
           Brazoria County Environmental Revenue Refunding
           Bonds (Dow Chemical Company Project), AMT,
           Series A-7, 6.625% due 5/15/2033                               4,113
     885   Central Texas Housing Finance Corporation,
           S/F Mortgage Revenue Bonds (GNMA Mortgage
           Program), AMT, 8.20% due 6/28/2017 (b)(d)                        908
   3,620   Dallas-Fort Worth, Texas, International Airport Facility
           Improvement Corporation, Revenue Bonds (Learjet
           Inc.), AMT, Series A-1, 6.15% due 1/01/2016                    3,687
  18,250   Dallas-Fort Worth, Texas, International Airport Revenue
           Bonds, DRIVERS, AMT, Series 201, 8.135%
           due 11/01/2024 (e)(n)                                         20,887
   1,260   Fort Bend County, Texas, Municipal Utility District
           Number 23, GO, 6.625% due 9/01/2007 (j)(m)                     1,329



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (continued)         National Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Texas (concluded)

           Gregg County, Texas, Health Facilities Development
           Corporation, Hospital Revenue Bonds (Good Shepherd
           Medical Center Project) (m):
 $ 1,000       6.875% due 10/01/2020                                 $    1,126
   3,500       6.375% due 10/01/2025                                      3,865
   2,465   Gulf Coast, Texas, Waste Disposal Authority Revenue
           Refunding Bonds (International Paper Company),
           AMT, Series A, 6.10% due 8/01/2024                             2,620
   3,000   Houston, Texas, Airport System, Special Facilities
           Revenue Bonds (Continental Airlines Terminal
           Improvement), AMT, Series B, 6.125% due 7/15/2027              2,673
  10,000   Houston, Texas, Utility System Revenue Refunding
           Bonds, DRIVERS, Series 1076, 6.422%
           due 5/15/2012 (f)(n)                                          11,041
   4,000   Kerrville, Texas, Health Facilities Development
           Corporation, Hospital Revenue Bonds (Sid Peterson
           Memorial Hospital Project), 5.25% due 8/15/2021                4,159
   8,080   Matagorda County, Texas, Navigation District
           Number 1, Revenue Refunding Bonds (Reliant Energy
           Inc.), Series C, 8% due 5/01/2029                              8,778
   7,350   Matagorda County, Texas, Port of Bay City Authority
           Revenue Bonds (Hoechst Celanese Corp. Project),
           AMT, 6.50% due 5/01/2026                                       7,453
   4,825   Port Corpus Christi, Texas, Individual Development
           Corporation, Environmental Facilities Revenue Bonds
           (Citgo Petroleum Corporation Project), AMT, 8.25%
           due 11/01/2031                                                 5,096
   1,000   Red River, Texas, Education Finance Revenue
           Bonds (Saint Mark's School-Texas Project), 6%
           due 8/15/2019                                                  1,076
   5,750   Sabine River Authority, Texas, PCR, Refunding (TXU
           Electric Company Project/TXU Energy Company LLC),
           Series C, 5.20% due 5/01/2028                                  5,785
   1,265   South Plains, Texas, Housing Finance Corporation,
           S/F Mortgage Revenue Bonds, AMT, Series A, 7.30%
           due 9/01/2031 (i)                                              1,270
           Southeast Texas, Housing Finance Corporation
           Revenue Bonds, AMT (d)(l):
      90       Series A, 8% due 11/01/2025                                   93
     180       Series B, 8.50% due 11/01/2025                               186
           Texas State Public Finance Authority, Building
           Revenue Bonds (h)(j):
   2,100       (General Services Commission Project), Series A,
               6% due 2/01/2010                                           2,302
   1,000       (State Preservation Project), Series B, 6%
               due 8/01/2009                                              1,086
  45,000   Texas State Turnpike Authority, Central Texas Turnpike
           System Revenue Bonds, First Tier, Series A, 5.75%
           due 8/15/2038 (c)                                             49,514
   4,930   Upper Trinity Regional Water District, Texas, Water
           Revenue Bonds (Regional Treated Water Supply
           System), Series A, 6% due 8/01/2010 (e)(j)                     5,449
           Webster, Texas, GO, COP, Series A (h):
   1,500       6% due 3/01/2010 (j)                                       1,646
     805       6% due 3/01/2021                                             876

Utah--0.1%

     960   Utah State HFA, S/F Mortgage Revenue Refunding
           Bonds, AMT, Series C, Class III, 5.50% due 1/01/2018             983



    Face
  Amount   Municipal Bonds                                             Value

Virginia--0.6%

 $ 2,425   Chesterfield County, Virginia, IDA, PCR, Refunding
           (Virginia Electric and Power Company), Series B,
           5.875% due 6/01/2017                                      $    2,647
           Norfolk, Virginia, Redevelopment and Housing
           Authority, First Mortgage Revenue Bonds
           (Retirement Community), Series A:
     500       6% due 1/01/2025                                             516
   1,100       6.125% due 1/01/2035                                       1,135
   3,825   Pocahontas Parkway Association, Virginia, Toll
           Road Revenue Bonds, Senior-Series A, 5.50%
           due 8/15/2028                                                  3,946

Washington--1.6%

   3,000   Port of Seattle, Washington, Special Facilities Revenue
           Bonds, Series A, 6% due 3/01/2010 (f)(j)                       3,324
   3,010   Seattle, Washington, Drain and Wastewater Utility
           Revenue Bonds, 5.75% due 11/01/2022 (f)                        3,266
           Seattle, Washington, Housing Authority Revenue
           Bonds:
   2,750       (Newholly Project), AMT, 6.25% due 12/01/2035              2,800
   4,800       (Replacement Housing Project), 6.125%
               due 12/01/2032                                             4,806
   7,750   Tacoma, Washington, Electric System Revenue
           Refunding Bonds, Series A, 5.75%
           due 1/01/2011 (h)(j)                                           8,605

Wisconsin--0.7%

   2,725   Wisconsin State, GO, AMT, Series B, 6.20%
           due 11/01/2026 (f)                                             2,737
           Wisconsin State Health and Educational Facilities
           Authority Revenue Bonds (Synergyhealth Inc.):
   3,250       6% due 11/15/2023                                          3,515
   3,700       6% due 11/15/2032                                          3,972

Wyoming--0.6%

   8,400   Sweetwater County, Wyoming, PCR, Refunding
           (Idaho Power Company Project), Series A, 6.05%
           due 7/15/2026 (f)                                              8,685

Guam--0.0%

     115   Guam Housing Corporation, S/F Mortgage Revenue
           Bonds, AMT, Series A, 5.75% due 9/01/2031 (l)                    128

Puerto Rico--4.0%

   8,045   Puerto Rico Commonwealth Highway and
           Transportation Authority, Transportation Revenue
           Bonds, 5.75% due 7/01/2022                                     8,797
           Puerto Rico Commonwealth Infrastructure Financing
           Authority, Special Tax and Capital Appreciation
           Revenue Bonds, Series A:
  30,000       4.64%* due 7/01/2032 (e)                                   8,654
  11,785       4.67%* due 7/01/2036 (c)                                   2,768
     785   Puerto Rico Commonwealth, Public Improvement,
           GO, Refunding, 5.70% due 7/01/2020 (f)                           853
  15,000   Puerto Rico Electric Power Authority, Power Revenue
           Bonds, Series NN, 5.125% due 7/01/2029                        15,532
   2,000   Puerto Rico Industrial, Tourist, Educational, Medical
           and Environmental Control Facilities Revenue Bonds
           (Ascension Health), RIB, Series 377, 8.44%
           due 11/15/2030 (n)                                             2,398
  18,100   Puerto Rico Municipal Finance Agency, GO, Series A,
           5% due 8/01/2030 (h)                                          19,072



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Schedule of Investments (concluded)         National Portfolio   (In Thousands)


    Face
  Amount   Municipal Bonds                                             Value

U.S. Virgin Islands--0.6%

 $ 8,000   Virgin Islands Government Refinery Facilities,
           Revenue Refunding Bonds (Hovensa Coker
           Project), AMT, 6.50% due 7/01/2021                        $    9,062

           Total Municipal Bonds
           (Cost--$1,301,559)--95.6%                                  1,372,666



  Shares
    Held   Short-Term Securities                                       Value

  16,868   Merrill Lynch Institutional Tax-Exempt Fund**             $   16,868

           Total Short-Term Securities
           (Cost--$16,868)--1.2%                                         16,868

Total Investments (Cost--$1,318,427***)--96.8%                        1,389,534
Other Assets Less Liabilities--3.2%                                      46,321
                                                                     ----------
Net Assets--100.0%                                                   $1,435,855
                                                                     ==========

  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

 ** Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net        Dividend
    Affiliate                                     Activity      Income

    Merrill Lynch Institutional Tax-Exempt Fund    14,945        $212


*** The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $     1,318,235
                                                    ===============
    Gross unrealized appreciation                   $        74,253
    Gross unrealized depreciation                           (2,954)
                                                    ---------------
    Net unrealized appreciation                     $        71,299
                                                    ===============

(a) Escrowed to maturity.

(b) FHA Insured.

(c) AMBAC Insured.

(d) GNMA Collateralized.

(e) FGIC Insured.

(f) MBIA Insured.

(g) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(h) FSA Insured.

(i) FNMA/GNMA Collateralized.

(j) Prerefunded.

(k) XL Capital Insured.

(l) FHLMC Collateralized.

(m) Radian Insured.

(n) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(o) ACA Insured.

    See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Statements of Assets and Liabilities
                                                                                Short-Term         Insured            National
As of December 31, 2005                                                         Portfolio         Portfolio          Portfolio
Assets

       Investments in unaffiliated securities, at value*                    $   367,620,543    $   981,723,086    $ 1,372,666,190
       Investments in affiliated securities, at value**                          22,588,781             37,530         16,868,125
       Cash                                                                          66,483            105,691             49,401
       Receivables:
           Securities sold                                                       15,938,991          4,349,000         25,719,480
           Interest                                                               5,609,204         15,438,062         22,593,637
           Capital shares sold                                                      171,266            134,535          3,014,977
       Prepaid expenses and other assets                                             40,301            779,563          1,300,725
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             412,035,569      1,002,567,467      1,442,212,535
                                                                            ---------------    ---------------    ---------------

Liabilities

       Payables:
           Securities purchased                                                  25,157,030                 --          1,126,704
           Capital shares redeemed                                                1,271,554          1,352,180          1,571,555
           Dividends to shareholders                                                191,855            782,612          1,280,016
           Investment adviser                                                        99,414            288,733            537,064
           Distributor                                                               44,300            139,992            251,896
           Other affiliates                                                          41,513             97,414            211,766
       Accrued expenses and other liabilities                                        32,202             86,275          1,378,803
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                         26,837,868          2,747,206          6,357,804
                                                                            ---------------    ---------------    ---------------

Net Assets

       Net assets                                                           $   385,197,701    $   999,820,261    $ 1,435,854,731
                                                                            ===============    ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                         484,005          1,197,312            909,779
       Accumulated realized capital gains (losses)--net                         (6,495,438)          2,385,630       (58,378,730)
       Unrealized appreciation/depreciation--net                                (1,547,457)         43,761,792         71,107,075
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings (losses)--net                                 (7,558,890)         47,344,734         13,638,124
                                                                            ---------------    ---------------    ---------------
       Class A Common Stock, $.10 par value++                                     1,187,781          2,317,256          2,454,184
       Class B Common Stock, $.10 par value++++                                     302,017            998,707          1,509,282
       Class C Common Stock, $.10 par value++++++                                   749,056            803,793          1,159,850
       Class I Common Stock, $.10 par value++++++++                               1,640,320          8,609,208          8,531,192
       Paid-in capital in excess of par                                         388,877,417        939,746,563      1,408,562,099
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $   385,197,701    $   999,820,261    $ 1,435,854,731
                                                                            ===============    ===============    ===============


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Statements of Assets and Liabilities (concluded)
                                                                                Short-Term         Insured            National
As of December 31, 2005                                                         Portfolio         Portfolio          Portfolio
Net Asset Value

       Class A:
           Net assets                                                       $   118,111,297    $   181,973,786    $   258,175,647
                                                                            ===============    ===============    ===============
           Shares outstanding                                                    11,877,814         23,172,558         24,541,836
                                                                            ===============    ===============    ===============
           Net asset value and redemption price per share                   $          9.94    $          7.85    $         10.52
                                                                            ===============    ===============    ===============
       Class B:
           Net assets                                                       $    30,008,403    $    78,398,936    $   158,641,270
                                                                            ===============    ===============    ===============
           Shares outstanding                                                     3,020,170          9,987,073         15,092,822
                                                                            ===============    ===============    ===============
           Net asset value and redemption price per share                   $          9.94    $          7.85    $         10.51
                                                                            ===============    ===============    ===============
       Class C:
           Net assets                                                       $    74,109,543    $    63,116,009    $   121,975,051
                                                                            ===============    ===============    ===============
           Shares outstanding                                                     7,490,562          8,037,930         11,598,498
                                                                            ===============    ===============    ===============
           Net asset value and redemption price per share                   $          9.89    $          7.85    $         10.52
                                                                            ===============    ===============    ===============
       Class I:
           Net assets                                                       $   162,968,458    $   676,331,530    $   897,062,763
                                                                            ===============    ===============    ===============
           Shares outstanding                                                    16,403,195         86,092,079         85,311,922
                                                                            ===============    ===============    ===============
           Net asset value and redemption price per share                   $          9.94    $          7.86    $         10.52
                                                                            ===============    ===============    ===============
         * Identified cost                                                  $   369,168,000    $   937,961,294    $ 1,301,559,115
                                                                            ===============    ===============    ===============
        ** Identified cost for affiliated securities                        $    22,588,781    $        37,530    $    16,868,125
                                                                            ===============    ===============    ===============
        ++ Authorized shares--Class A                                           150,000,000        500,000,000        375,000,000
                                                                            ===============    ===============    ===============
      ++++ Authorized shares--Class B                                           150,000,000        375,000,000        375,000,000
                                                                            ===============    ===============    ===============
    ++++++ Authorized shares--Class C                                           150,000,000        375,000,000        375,000,000
                                                                            ===============    ===============    ===============
  ++++++++ Authorized shares--Class I                                           150,000,000        500,000,000        375,000,000
                                                                            ===============    ===============    ===============

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Statements of Operations
                                                                                Short-Term         Insured            National
For the Six Months Ended December 31, 2005                                      Portfolio         Portfolio          Portfolio
Investment Income

       Interest                                                             $     5,902,280    $    24,520,295    $    39,599,128
       Dividends*                                                                   415,467            675,786            212,082
       Other                                                                             --             44,865                 --
                                                                            ---------------    ---------------    ---------------
       Total income                                                               6,317,747         25,240,946         39,811,210
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                     724,665          1,893,171          3,470,700
       Account maintenance and distribution fees--Class B                            60,423            322,571            638,285
       Account maintenance and distribution fees--Class C                           148,015            259,357            466,876
       Account maintenance fees--Class A                                             66,603            230,209            317,101
       Accounting services                                                           77,558            158,447            217,783
       Transfer agent fees--Class I                                                  31,833            118,760            264,069
       Transfer agent fees--Class A                                                  23,555             31,186             73,263
       Custodian fees                                                                18,549             30,857             45,141
       Registration fees                                                             28,130             25,125             30,600
       Transfer agent fees--Class B                                                   7,502             18,007             56,702
       Professional fees                                                             19,744             28,845             33,004
       Printing and shareholder reports                                              11,438             25,120             35,212
       Transfer agent fees--Class C                                                  18,389             13,406             39,333
       Pricing services                                                               7,329             12,288             29,940
       Directors' fees and expenses                                                   4,784             10,300             14,419
       Other                                                                         12,367             18,388             20,196
                                                                            ---------------    ---------------    ---------------
       Total expenses before waiver                                               1,260,884          3,196,037          5,752,624
       Waiver of expenses                                                          (32,703)           (14,051)           (16,361)
                                                                            ---------------    ---------------    ---------------
       Total expenses after waiver                                                1,228,181          3,181,986          5,736,263
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                     5,089,566         22,058,960         34,074,947
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                     (1,413,930)          5,767,936          7,901,279
           Forward interest rate swaps--net                                              --            167,456                 --
                                                                            ---------------    ---------------    ---------------
       Total realized gain (loss)--net                                          (1,413,930)          5,935,392          7,901,279
                                                                            ---------------    ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                     (1,183,264)       (21,343,996)       (27,597,843)
           Forward interest rate swaps--net                                              --            296,964                 --
                                                                            ---------------    ---------------    ---------------
       Total unrealized appreciation/depreciation--net                          (1,183,264)       (21,047,032)       (27,597,843)
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized loss--net                                  (2,597,194)       (15,111,640)       (19,696,564)
                                                                            ---------------    ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                 $     2,492,372    $     6,947,320    $    14,378,383
                                                                            ===============    ===============    ===============
         * Dividends from affiliates                                        $       415,467    $       169,597    $       212,082
                                                                            ===============    ===============    ===============

         See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Statements of Changes in Net Assets                                                                          Short-Term Portfolio
                                                                                                 For the Six           For the
                                                                                                 Months Ended         Year Ended
                                                                                                 December 31,          June 30,
Increase (Decrease) in Net Assets:                                                                   2005                2005
Operations

       Investment income--net                                                                  $     5,089,566    $    10,048,780
       Realized loss--net                                                                          (1,413,930)        (3,447,006)
       Change in unrealized depreciation--net                                                      (1,183,264)            505,798
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          2,492,372          7,107,572
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                 (1,588,508)        (3,411,719)
           Class B                                                                                   (366,919)          (770,673)
           Class C                                                                                   (899,039)        (1,822,838)
           Class I                                                                                 (2,234,837)        (4,042,560)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                         (5,089,303)       (10,047,790)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (71,726,707)      (233,513,320)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (74,323,638)      (236,453,538)
       Beginning of period                                                                         459,521,339        695,974,877
                                                                                               ---------------    ---------------
       End of period*                                                                          $   385,197,701    $   459,521,339
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       484,005    $       483,742
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Statements of Changes in Net Assets (continued)                                                                 Insured Portfolio
                                                                                                 For the Six           For the
                                                                                                 Months Ended         Year Ended
                                                                                                 December 31,          June 30,
Increase (Decrease) in Net Assets:                                                                   2005                2005
Operations

       Investment income--net                                                                  $    22,058,960    $    47,460,598
       Realized gain--net                                                                            5,935,392         16,055,264
       Change in unrealized appreciation/depreciation--net                                        (21,047,032)         25,687,582
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          6,947,320         89,203,444
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                 (3,831,153)        (7,853,231)
           Class B                                                                                 (1,571,814)        (3,953,506)
           Class C                                                                                 (1,168,311)        (2,393,785)
           Class I                                                                                (15,475,118)       (33,236,480)
       Realized gain--net
           Class A                                                                                   (682,505)                 --
           Class B                                                                                   (295,881)                 --
           Class C                                                                                   (235,289)                 --
           Class I                                                                                 (2,535,229)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (25,795,300)       (47,437,002)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (26,718,652)       (86,014,174)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (45,566,632)       (44,247,732)
       Beginning of period                                                                       1,045,386,893      1,089,634,625
                                                                                               ---------------    ---------------
       End of period*                                                                          $   999,820,261    $ 1,045,386,893
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,197,312    $     1,184,748
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Statements of Changes in Net Assets (concluded)                                                                National Portfolio
                                                                                                 For the Six           For the
                                                                                                 Months Ended         Year Ended
                                                                                                 December 31,          June 30,
Increase (Decrease) in Net Assets:                                                                   2005                2005
Operations

       Investment income--net                                                                  $    34,074,947    $    68,690,786
       Realized gain--net                                                                            7,901,279         11,191,578
       Change in unrealized appreciation--net                                                     (27,597,843)         39,336,379
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         14,378,383        119,218,743
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                 (5,869,166)       (10,680,106)
           Class B                                                                                 (3,504,714)        (8,386,163)
           Class C                                                                                 (2,373,879)        (3,829,101)
           Class I                                                                                (22,290,202)       (45,655,416)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (34,037,961)       (68,550,786)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions                12,712,925       (15,324,652)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     (6,946,653)         35,343,305
       Beginning of period                                                                       1,442,801,384      1,407,458,079
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 1,435,854,731    $ 1,442,801,384
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       909,779    $       872,793
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Financial Highlights                                                                                         Short-Term Portfolio
                                                                                             Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    10.00    $    10.06   $    10.18   $    10.14   $    10.06
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .12++         .18++        .17++        .24++          .32
       Realized and unrealized gain (loss)--net                        (.06)         (.06)        (.12)          .04          .08
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .06           .12          .05          .28          .40
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.12)         (.18)        (.17)        (.24)        (.32)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     9.94    $    10.00   $    10.06   $    10.18   $    10.14
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                            .60%+++         1.20%         .50%        2.77%        3.99%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         .54%*          .53%         .52%         .52%         .56%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        .55%*          .54%         .53%         .53%         .56%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         2.39%*         1.76%        1.68%        2.31%        3.13%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  118,111    $  141,172   $  244,741   $  248,454   $  140,744
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             46.84%        87.42%       69.08%       44.61%       74.74%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Financial Highlights (continued)                                                                             Short-Term Portfolio
                                                                                             Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    10.00    $    10.05   $    10.17   $    10.13   $    10.06
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .11++         .15++        .14++        .21++          .29
       Realized and unrealized gain (loss)--net                        (.06)         (.05)        (.12)          .04          .07
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .05           .10          .02          .25          .36
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.11)         (.15)        (.14)        (.21)        (.29)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     9.94    $    10.00   $    10.05   $    10.17   $    10.13
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                            .47%+++         1.04%         .24%        2.51%        3.62%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         .80%*          .79%         .77%         .78%         .82%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        .81%*          .80%         .78%         .79%         .82%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         2.13%*         1.50%        1.43%        2.10%        2.87%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   30,008    $   38,565   $   63,135   $   83,886   $   81,967
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             46.84%        87.42%       69.08%       44.61%       74.74%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Financial Highlights (continued)                                                                             Short-Term Portfolio
                                                                                             Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     9.95    $    10.01   $    10.13   $    10.09   $    10.01
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .11++         .15++        .14++        .19++          .29
       Realized and unrealized gain (loss)--net                        (.06)         (.06)        (.12)          .06          .08
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .05           .09          .02          .25          .37
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.11)         (.15)        (.14)        (.21)        (.29)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     9.89    $     9.95   $    10.01   $    10.13   $    10.09
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                            .47%+++          .94%         .23%        2.52%        3.72%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         .80%*          .79%         .77%         .78%         .82%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        .81%*          .80%         .78%         .79%         .82%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         2.13%*         1.51%        1.42%        1.92%        2.91%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   74,110    $   92,907   $  144,656   $  135,782   $    1,596
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             46.84%        87.42%       69.08%       44.61%       74.74%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Financial Highlights (continued)                                                                             Short-Term Portfolio
                                                                                             Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     9.99    $    10.05   $    10.17   $    10.13   $    10.05
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .13++         .19++        .18++        .27++          .34
       Realized and unrealized gain (loss)--net                        (.05)         (.06)        (.12)          .02          .08
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .08           .13          .06          .29          .42
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.13)         (.19)        (.18)        (.25)        (.34)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     9.94    $     9.99   $    10.05   $    10.17   $    10.13
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                            .75%+++         1.30%         .59%        2.87%        4.10%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         .44%*          .43%         .42%         .42%         .46%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        .45%*          .44%         .43%         .43%         .46%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         2.49%*         1.88%        1.78%        2.44%        3.30%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  162,968    $  186,877   $  243,443   $  251,137   $  204,936
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             46.84%        87.42%       69.08%       44.61%       74.74%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charge.

        ++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Financial Highlights (continued)                                                                                Insured Portfolio
                                                                                             Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     8.00    $     7.70   $     8.07   $     7.79   $     7.69
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                        .17++++       .34++++      .38++++      .39++++          .39
       Realized and unrealized gain (loss)--net                        (.12)           .30        (.37)          .28          .10
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .05           .64          .01          .67          .49
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.17)         (.34)        (.38)        (.39)        (.39)
           Realized gain--net                                          (.03)            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                               (.20)         (.34)        (.38)        (.39)        (.39)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     7.85    $     8.00   $     7.70   $     8.07   $     7.79
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                            .58%+++         8.47%         .10%        8.77%        6.63%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         .71%*          .71%         .71%         .71%         .72%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        .71%*          .71%         .71%         .71%         .72%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         4.16%*         4.33%        4.79%        4.88%        5.10%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  181,974    $  182,216   $  183,007   $  187,805   $  161,110
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             28.38%        55.00%       49.27%       38.17%       32.78%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

      ++++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Financial Highlights (continued)                                                                                Insured Portfolio
                                                                                             Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     7.99    $     7.69   $     8.07   $     7.79   $     7.68
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                        .15++++       .30++++      .34++++      .35++++          .36
       Realized and unrealized gain (loss)--net                        (.11)           .30        (.38)          .28          .11
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .04           .60        (.04)          .63          .47
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.15)         (.30)        (.34)        (.35)        (.36)
           Realized gain--net                                          (.03)            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                               (.18)         (.30)        (.34)        (.35)        (.36)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     7.85    $     7.99   $     7.69   $     8.07   $     7.79
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                            .45%+++         7.93%       (.53%)        8.21%        6.23%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        1.21%*         1.21%        1.21%        1.22%        1.23%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.22%*         1.22%        1.22%        1.22%        1.23%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         3.66%*         3.83%        4.29%        4.38%        4.58%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   78,399    $   91,355   $  111,524   $  160,177   $  182,241
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             28.38%        55.00%       49.27%       38.17%       32.78%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

      ++++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Financial Highlights (continued)                                                                                Insured Portfolio
                                                                                             Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     8.00    $     7.69   $     8.07   $     7.79   $     7.68
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                        .14++++       .30++++      .33++++      .34++++          .35
       Realized and unrealized gain (loss)--net                        (.12)           .31        (.38)          .28          .11
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .02           .61        (.05)          .62          .46
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.14)         (.30)        (.33)        (.34)        (.35)
           Realized gain--net                                          (.03)            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                               (.17)         (.30)        (.33)        (.34)        (.35)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     7.85    $     8.00   $     7.69   $     8.07   $     7.79
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                            .30%+++         8.01%       (.58%)        8.16%        6.18%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        1.26%*         1.26%        1.26%        1.27%        1.28%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.27%*         1.27%        1.27%        1.27%        1.28%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         3.61%*         3.77%        4.23%        4.31%        4.56%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   63,116    $   64,682   $   61,794   $   66,089   $   34,541
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             28.38%        55.00%       49.27%       38.17%       32.78%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

      ++++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Financial Highlights (continued)                                                                                Insured Portfolio
                                                                                             Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     8.00    $     7.70   $     8.07   $     7.80   $     7.69
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                        .18++++       .36++++      .40++++      .41++++          .41
       Realized and unrealized gain (loss)--net                        (.11)           .30        (.37)          .27          .11
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .07           .66          .03          .68          .52
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.18)         (.36)        (.40)        (.41)        (.41)
           Realized gain--net                                          (.03)            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                               (.21)         (.36)        (.40)        (.41)        (.41)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     7.86    $     8.00   $     7.70   $     8.07   $     7.80
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                            .83%+++         8.74%         .35%        8.88%        7.03%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         .46%*          .46%         .46%         .46%         .47%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        .46%*          .46%         .46%         .46%         .47%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         4.41%*         4.58%        5.04%        5.13%        5.35%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  676,332    $  707,134   $  733,310   $  855,757   $  878,018
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             28.38%        55.00%       49.27%       38.17%       32.78%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charge.

        ++ Amount is less than $(.01) per share.

      ++++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Financial Highlights (continued)                                                                               National Portfolio
                                                                                             Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    10.67    $    10.29   $    10.54   $    10.27   $    10.15
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .25+++        .50+++       .52+++       .53+++          .53
       Realized and unrealized gain (loss)--net                        (.15)           .38        (.25)          .27          .12
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .10           .88          .27          .80          .65
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.25)         (.50)        (.52)        (.53)        (.53)
           Realized gain--net                                             --            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                               (.25)         (.50)        (.52)        (.53)        (.53)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    10.52    $    10.67   $    10.29   $    10.54   $    10.27
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                           .92%++++         8.73%        2.62%        7.98%        6.72%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         .84%*          .84%         .85%         .84%         .87%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        .84%*          .85%         .85%         .84%         .87%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         4.63%*         4.76%        4.97%        5.10%        5.30%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  258,176    $  248,231   $  207,376   $  200,108   $  137,225
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             34.64%        35.28%       22.46%       37.75%       35.75%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

      ++++ Aggregate total investment return.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Financial Highlights (continued)                                                                               National Portfolio
                                                                                             Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    10.66    $    10.28   $    10.53   $    10.26   $    10.14
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .22+++        .45+++       .47+++       .48+++          .53
       Realized and unrealized gain (loss)--net                        (.15)           .38        (.26)          .27          .12
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .07           .83          .21          .75          .65
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.22)         (.45)        (.46)        (.48)        (.53)
           Realized gain--net                                             --            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                               (.22)         (.45)        (.46)        (.48)        (.53)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    10.51    $    10.66   $    10.28   $    10.53   $    10.26
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                           .66%++++         8.18%        2.10%        7.43%        6.18%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        1.35%*         1.35%        1.35%        1.34%        1.38%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.35%*         1.36%        1.36%        1.35%        1.38%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         4.12%*         4.27%        4.47%        4.59%        4.80%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  158,641    $  177,553   $  217,814   $  321,477   $  295,827
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             34.64%        35.28%       22.46%       37.75%       35.75%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

      ++++ Aggregate total investment return.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Financial Highlights (continued)                                                                               National Portfolio
                                                                                             Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    10.66    $    10.29   $    10.54   $    10.26   $    10.14
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .22+++        .44+++       .46+++       .47+++          .53
       Realized and unrealized gain (loss)--net                        (.14)           .37        (.25)          .28          .12
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .08           .81          .21          .75          .65
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.22)         (.44)        (.46)        (.47)        (.53)
           Realized gain--net                                             --            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                               (.22)         (.44)        (.46)        (.47)        (.53)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    10.52    $    10.66   $    10.29   $    10.54   $    10.26
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                           .73%++++         8.02%        2.05%        7.48%        6.13%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        1.40%*         1.40%        1.40%        1.39%        1.43%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.40%*         1.41%        1.41%        1.40%        1.43%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         4.07%*         4.20%        4.42%        4.54%        4.76%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  121,975    $  107,893   $   74,849   $   77,906   $   52,822
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             34.64%        35.28%       22.46%       37.75%       35.75%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

      ++++ Aggregate total investment return.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Financial Highlights (concluded)                                                                               National Portfolio
                                                                                             Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    10.66    $    10.29   $    10.54   $    10.26   $    10.14
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .26+++        .53+++       .55+++       .56+++          .62
       Realized and unrealized gain (loss)--net                        (.14)           .37        (.25)          .28          .12
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .12           .90          .30          .84          .74
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.26)         (.53)        (.55)        (.56)        (.62)
           Realized gain--net                                             --            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                               (.26)         (.53)        (.55)        (.56)        (.62)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    10.52    $    10.66   $    10.29   $    10.54   $    10.26
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          1.14%++++         8.89%        2.88%        8.34%        6.98%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         .59%*          .59%         .60%         .59%         .62%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        .59%*          .60%         .60%         .59%         .62%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         4.88%*         5.02%        5.23%        5.35%        5.55%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  897,063    $  909,125   $  907,419   $  624,192   $  626,935
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             34.64%        35.28%       22.46%       37.75%       35.75%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charge.

        ++ Amount is less than $(.01) per share.

      ++++ Aggregate total investment return.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. ("the Fund") (consisting of Merrill Lynch Short-Term Portfolio, Merrill Lynch Insured Portfolio and Merrill Lynch National Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund's Portfolios offer multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain retirement plans and investment programs and existing Class I shareholders. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.

(h) Insurance--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Portfolio.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.

                                                  Rate of Advisory Fee

Aggregate of Average Daily
Net Assets of the Three                Short-Term     Insured      National
Combined Portfolios                    Portfolio     Portfolio    Portfolio

Not exceeding $250 million                  .40 %        .40 %         .50 %
In excess of $250 million but
   not exceeding $400 million               .375         .375          .475
In excess of $400 million but
   not exceeding $550 million               .35          .375          .475
In excess of $550 million but
   not exceeding $1.5 billion               .325         .375          .475
In excess of $1.5 billion                   .325         .35           .475


FAM has agreed to waive its advisory fee for each Portfolio by the amount of advisory fee each Portfolio pays to FAM indirectly through each Portfolio's investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended December 31, 2005, FAM waived Short-Term Portfolio, Insured Portfolio and National Portfolio in the amounts of $32,703, $14,051 and $16,361, respectively.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                              Account Maintenance Fees

                                        Class A       Class B      Class C

Short-Term Portfolio                      .10%          .15%         .15%
Insured Portfolio                         .25%          .25%         .25%
National Portfolio                        .25%          .25%         .25%


                                                 Distribution Fees

                                        Class A       Class B      Class C

Short-Term Portfolio                       --           .20%         .20%
Insured Portfolio                          --           .50%         .55%
National Portfolio                         --           .50%         .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares follows:

                                   FAMD                     MLPF&S

                           Class A     Class I        Class A      Class I

Short-Term Portfolio       $   288     $ 1,176        $ 4,514      $15,729
Insured Portfolio          $ 2,355     $ 5,869        $21,740      $26,228
National Portfolio         $11,034     $12,430        $90,581      $36,212


For the six months ended December 31, 2005, MLPF&S received contingent deferred sales charges of $111,207 relating to transactions in Class B Shares, amounting to $25,807, $37,397 and $48,003 in the Short-Term, Insured and National Portfolios, respectively, and $22,885 relating to transactions in Class C Shares, amounting to $6,170, $2,682 and $14,033 in the Short-Term, Insured and National Portfolios, respectively.

For the six months ended December 31, 2005, the Fund reimbursed FAM $4,704, $11,339 and $16,354 in the Short-Term, Insured and National Portfolios, respectively, for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2005 were as follows:

                                       Purchases                Sales

Short-Term Portfolio                  $173,771,367           $187,177,703
Insured Portfolio                     $286,809,680           $332,713,882
National Portfolio                    $483,409,689           $499,172,066


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the six months ended December 31, 2005 and the year ended June 30, 2005 were $(71,726,707) and $(233,513,320), respectively, for the Short-Term Portfolio; $(26,718,652) and $(86,014,174), respectively, for the Insured Portfolio; and $12,712,925 and $(15,324,652), respectively, for the National Portfolio.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Notes to Financial Statements (continued)


Transactions in capital shares for each class were as follows:


Short-Term Portfolio

Class A Shares for the
Six Months Ended                                                  Dollar
December 31, 2005                             Shares              Amount

Shares sold                                  520,843    $      5,190,604
Automatic conversion of shares                61,086             608,531
Shares issued to shareholders in
   reinvestment of dividends                  77,070             767,566
                                     ---------------    ----------------
Total issued                                 658,999           6,566,701
Shares redeemed                          (2,894,305)        (28,825,008)
                                     ---------------    ----------------
Net decrease                             (2,235,306)    $   (22,258,307)
                                     ===============    ================



Class A Shares for the Year                                       Dollar
Ended June 30, 2005                           Shares              Amount

Shares sold                                3,374,057    $     33,962,460
Automatic conversion of shares               146,594           1,473,218
Shares issued to shareholders in
   reinvestment of dividends                 184,448           1,850,964
                                     ---------------    ----------------
Total issued                               3,705,099          37,286,642
Shares redeemed                         (13,930,419)       (139,907,342)
                                     ---------------    ----------------
Net decrease                            (10,225,320)    $  (102,620,700)
                                     ===============    ================



Class B Shares for the
Six Months Ended                                                  Dollar
December 31, 2005                             Shares              Amount

Shares sold                                   22,995    $        229,069
Shares issued to shareholders in
   reinvestment of dividends                  23,278             231,683
                                     ---------------    ----------------
Total issued                                  46,273             460,752
                                     ---------------    ----------------
Automatic conversion of shares              (61,139)           (608,531)
Shares redeemed                            (823,355)         (8,198,989)
                                     ---------------    ----------------
Total redeemed                             (884,494)         (8,807,520)
                                     ---------------    ----------------
Net decrease                               (838,221)    $    (8,346,768)
                                     ===============    ================



Class B Shares for the Year                                       Dollar
Ended June 30, 2005                           Shares              Amount

Shares sold                                  269,378    $      2,707,532
Shares issued to shareholders in
   reinvestment of dividends                  48,450             485,847
                                     ---------------    ----------------
Total issued                                 317,828           3,193,379
                                     ---------------    ----------------
Automatic conversion of shares             (146,687)         (1,473,218)
Shares redeemed                          (2,595,792)        (26,034,176)
                                     ---------------    ----------------
Total redeemed                           (2,742,479)        (27,507,394)
                                     ---------------    ----------------
Net decrease                             (2,424,651)    $   (24,314,015)
                                     ===============    ================



Class C Shares for the
Six Months Ended                                                  Dollar
December 31, 2005                             Shares              Amount

Shares sold                                  378,955    $      3,753,873
Shares issued to shareholders in
   reinvestment of dividends                  59,188             586,490
                                     ---------------    ----------------
Total issued                                 438,143           4,340,363
Shares redeemed                          (2,283,011)        (22,625,576)
                                     ---------------    ----------------
Net decrease                             (1,844,868)    $   (18,285,213)
                                     ===============    ================



Class C Shares for the Year                                       Dollar
Ended June 30, 2005                           Shares              Amount

Shares sold                                1,680,127    $     16,793,553
Shares issued to shareholders in
   reinvestment of dividends                 117,775           1,175,754
                                     ---------------    ----------------
Total issued                               1,797,902          17,969,307
Shares redeemed                          (6,920,737)        (69,093,002)
                                     ---------------    ----------------
Net decrease                             (5,122,835)    $   (51,123,695)
                                     ===============    ================



Class I Shares for the
Six Months Ended                                                  Dollar
December 31, 2005                             Shares              Amount

Shares sold                                  570,817    $      5,681,028
Shares issued to shareholders in
   reinvestment of dividends                 134,486           1,337,973
                                     ---------------    ----------------
Total issued                                 705,303           7,019,001
Shares redeemed                          (3,000,695)        (29,855,420)
                                     ---------------    ----------------
Net decrease                             (2,295,392)    $   (22,836,419)
                                     ===============    ================



Class I Shares for the Year                                       Dollar
Ended June 30, 2005                           Shares              Amount

Shares sold                                2,389,803    $     23,968,954
Shares issued to shareholders in
   reinvestment of dividends                 246,614           2,472,327
                                     ---------------    ----------------
Total issued                               2,636,417          26,441,281
Shares redeemed                          (8,166,900)        (81,896,191)
                                     ---------------    ----------------
Net decrease                             (5,530,483)    $   (55,454,910)
                                     ===============    ================



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Notes to Financial Statements (continued)


Insured Portfolio

Class A Shares for the
Six Months Ended                                                  Dollar
December 31, 2005                             Shares              Amount

Shares sold                                  830,281    $      6,527,115
Automatic conversion of shares               495,572           3,897,514
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             284,074           2,236,739
                                     ---------------    ----------------
Total issued                               1,609,927          12,661,368
Shares redeemed                          (1,220,269)         (9,615,588)
                                     ---------------    ----------------
Net increase                                 389,658    $      3,045,780
                                     ===============    ================



Class A Shares for the Year                                       Dollar
Ended June 30, 2005                           Shares              Amount

Shares sold                                1,066,208    $      8,437,549
Automatic conversion of shares             1,094,647           8,649,488
Shares issued to shareholders in
   reinvestment of dividends                 495,949           3,921,138
                                     ---------------    ----------------
Total issued                               2,656,804          21,008,175
Shares redeemed                          (3,656,199)        (28,860,424)
                                     ---------------    ----------------
Net decrease                               (999,395)    $    (7,852,249)
                                     ===============    ================



Class B Shares for the
Six Months Ended                                                  Dollar
December 31, 2005                             Shares              Amount

Shares sold                                  136,255    $      1,071,314
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             103,785             817,109
                                     ---------------    ----------------
Total issued                                 240,040           1,888,423
                                     ---------------    ----------------
Automatic conversion of shares             (495,739)         (3,897,514)
Shares redeemed                          (1,183,804)         (9,326,774)
                                     ---------------    ----------------
Total redeemed                           (1,679,543)        (13,224,288)
                                     ---------------    ----------------
Net decrease                             (1,439,503)    $   (11,335,865)
                                     ===============    ================



Class B Shares for the Year                                       Dollar
Ended June 30, 2005                           Shares              Amount

Shares sold                                  283,542    $      2,237,673
Shares issued to shareholders in
   reinvestment of dividends                 218,648           1,727,424
                                     ---------------    ----------------
Total issued                                 502,190           3,965,097
                                     ---------------    ----------------
Automatic conversion of shares           (1,094,676)         (8,649,488)
Shares redeemed                          (2,479,128)        (19,581,853)
                                     ---------------    ----------------
Total redeemed                           (3,573,804)        (28,231,341)
                                     ---------------    ----------------
Net decrease                             (3,071,614)    $   (24,266,244)
                                     ===============    ================



Class C Shares for the
Six Months Ended                                                  Dollar
December 31, 2005                             Shares              Amount

Shares sold                                  658,635    $      5,190,112
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              92,466             727,957
                                     ---------------    ----------------
Total issued                                 751,101           5,918,069
Shares redeemed                            (801,207)         (6,305,043)
                                     ---------------    ----------------
Net decrease                                (50,106)    $      (386,974)
                                     ===============    ================



Class C Shares for the Year                                       Dollar
Ended June 30, 2005                           Shares              Amount

Shares sold                                1,281,216    $     10,135,537
Shares issued to shareholders in
   reinvestment of dividends                 162,591           1,285,374
                                     ---------------    ----------------
Total issued                               1,443,807          11,420,911
Shares redeemed                          (1,386,798)        (10,955,958)
                                     ---------------    ----------------
Net increase                                  57,009    $        464,953
                                     ===============    ================



Class I Shares for the
Six Months Ended                                                  Dollar
December 31, 2005                             Shares              Amount

Shares sold                                  678,097    $      5,344,334
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             981,884           7,737,254
                                     ---------------    ----------------
Total issued                               1,659,981          13,081,588
Shares redeemed                          (3,949,732)        (31,123,181)
                                     ---------------    ----------------
Net decrease                             (2,289,751)    $   (18,041,593)
                                     ===============    ================



Class I Shares for the Year                                       Dollar
Ended June 30, 2005                           Shares              Amount

Shares sold                                1,160,854    $      9,184,822
Shares issued to shareholders in
   reinvestment of dividends               1,785,849          14,124,090
                                     ---------------    ----------------
Total issued                               2,946,703          23,308,912
Shares redeemed                          (9,826,814)        (77,669,546)
                                     ---------------    ----------------
Net decrease                             (6,880,111)    $   (54,360,634)
                                     ===============    ================



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Notes to Financial Statements (continued)


National Portfolio

Class A Shares for the
Six Months Ended                                                  Dollar
December 31, 2005                             Shares              Amount

Shares sold                                2,084,645    $     21,928,919
Automatic conversion of shares               702,557           7,404,545
Shares issued to shareholders in
   reinvestment of dividends                 265,875           2,802,862
                                     ---------------    ----------------
Total issued                               3,053,077          32,136,326
Shares redeemed                          (1,785,367)        (18,825,360)
                                     ---------------    ----------------
Net increase                               1,267,710    $     13,310,966
                                     ===============    ================



Class A Shares for the Year                                       Dollar
Ended June 30, 2005                           Shares              Amount

Shares sold                                5,528,841    $     58,067,896
Automatic conversion of shares             1,765,411          18,581,047
Shares issued to shareholders in
   reinvestment of dividends                 477,278           5,031,328
                                     ---------------    ----------------
Total issued                               7,771,530          81,680,271
Shares redeemed                          (4,647,158)        (48,641,136)
                                     ---------------    ----------------
Net increase                               3,124,372    $     33,039,135
                                     ===============    ================



Class B Shares for the
Six Months Ended                                                  Dollar
December 31, 2005                             Shares              Amount

Shares sold                                  338,265    $      3,564,029
Shares issued to shareholders in
   reinvestment of dividends                 138,416           1,458,385
                                     ---------------    ----------------
Total issued                                 476,681           5,022,414
                                     ---------------    ----------------
Automatic conversion of shares             (703,000)         (7,404,545)
Shares redeemed                          (1,342,209)        (14,135,929)
                                     ---------------    ----------------
Total redeemed                           (2,045,209)        (21,540,474)
                                     ---------------    ----------------
Net decrease                             (1,568,528)    $   (16,518,060)
                                     ===============    ================



National Portfolio

Class B Shares for the Year                                       Dollar
Ended June 30, 2005                           Shares              Amount

Shares sold                                  628,757    $      6,605,915
Shares issued to shareholders in
   reinvestment of dividends                 330,341           3,477,776
                                     ---------------    ----------------
Total issued                                 959,098          10,083,691
                                     ---------------    ----------------
Automatic conversion of shares           (1,766,807)        (18,581,047)
Shares redeemed                          (3,712,735)        (39,022,894)
                                     ---------------    ----------------
Total redeemed                           (5,479,542)        (57,603,941)
                                     ---------------    ----------------
Net decrease                             (4,520,444)    $   (47,520,250)
                                     ===============    ================



Class C Shares for the
Six Months Ended                                                  Dollar
December 31, 2005                             Shares              Amount

Shares sold                                2,011,032    $     21,181,065
Shares issued to shareholders in
   reinvestment of dividends                 141,742           1,493,780
                                     ---------------    ----------------
Total issued                               2,152,774          22,674,845
Shares redeemed                            (673,661)         (7,088,937)
                                     ---------------    ----------------
Net increase                               1,479,113    $     15,585,908
                                     ===============    ================



Class C Shares for the Year                                       Dollar
Ended June 30, 2005                           Shares              Amount

Shares sold                                4,140,886    $     43,609,428
Shares issued to shareholders in
   reinvestment of dividends                 217,764           2,295,644
                                     ---------------    ----------------
Total issued                               4,358,650          45,905,072
Shares redeemed                          (1,514,374)        (15,959,537)
                                     ---------------    ----------------
Net increase                               2,844,276    $     29,945,535
                                     ===============    ================



Class I Shares for the
Six Months Ended                                                  Dollar
December 31, 2005                             Shares              Amount

Shares sold                                2,406,512    $     25,291,838
Shares issued to shareholders in
   reinvestment of dividends               1,381,510          14,562,620
                                     ---------------    ----------------
Total issued                               3,788,022          39,854,458
Shares redeemed                          (3,754,626)        (39,520,347)
                                     ---------------    ----------------
Net increase                                  33,396    $        334,111
                                     ===============    ================



Class I Shares for the Year                                       Dollar
Ended June 30, 2005                           Shares              Amount

Shares sold                                2,524,187    $     26,563,911
Shares issued to shareholders in
   reinvestment of dividends               2,816,177          29,669,505
                                     ---------------    ----------------
Total issued                               5,340,364          56,233,416
Shares redeemed                          (8,272,425)        (87,022,488)
                                     ---------------    ----------------
Net decrease                             (2,932,061)    $   (30,789,072)
                                     ===============    ================



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, on behalf of the Portfolios, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended December 31, 2005. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
At June 30, 2005, the Short-Term Portfolio had a net capital loss carryforward of approximately $1,978,680, of which $119,413 expires in 2008, $426,094 expires in 2009, $331,374 expires in 2012 and $1,101,799 expires in 2013; the National Portfolio had a net capital loss carryforward of approximately $63,982,664, of which $5,081,800 expires in 2006, $18,502,015 expires in 2007,
$10,488,608 expires in 2008, $26,931,578 expires in 2009, $444,566 expires in
2010, $942,957 expires in 2011 and $1,591,140 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the investment advisory agreement (the "Investment Advisory Agreement") the Fund has entered into on behalf of its three portfolios, the Insured Portfolio, the National Portfolio, and the Short-Term Portfolio (each, a "Portfolio," and collectively, the "Portfolios"). The Board assesses the nature, scope and quality of the services provided to each Portfolio by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to each Portfolio by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are:
(a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Portfolio, such as transfer agency fees and fees for marketing and distribution; (b) Portfolio operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials are prepared separately with respect to each Portfolio, and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of each Portfolio as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption information for each Portfolio; (c) a discussion by each Portfolio's portfolio management team of investment strategies used by each Portfolio during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with each Portfolio. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of each Portfolio's portfolio holdings, allocation of each Portfolio's portfolio transactions, each Portfolio's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with each Portfolio.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement which occurred in November 2005, the independent directors' and Boards' review included the following:



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Disclosure of Investment Advisory Agreement (continued)


Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Portfolio. The Board focused primarily on the Investment Adviser's investment advisory services and each Portfolio's investment performance, having concluded that the other services provided to each Portfolio by the Investment Adviser were satisfactory. The Board compared each Portfolio's performance - both including and excluding the effects of the Portfolio's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board considered each Portfolio's total return performance within the comparable group after fees and expenses as of August 31, 2005 as reflected in the following table.

                             Quintile        Quintile      Quintile
                              1 year         3 years       5 years

Insured Portfolio              1st             1st           1st
National Portfolio             2nd             1st           1st
Short-Term Portfolio           4th             N/A           N/A


The Board noted that the universe of funds the Short-Term Portfolio was compared to was very small, and for the three-year and five-year periods, the Portfolio was ranked last among three comparable funds. The Board also considered each Fund's performance based on annualized yields, and noted that the Insured Portfolio's annualized yield was in the first quintile for each of the past five years; the annualized yield on the National Portfolio was in the first quintile for the past three years, and in the second quintile for the prior two years; and yields on the Short-Term Portfolio ranged from the third quintile to the fifth quintile over the past five years. Considering these factors, the Board concluded that the nature and quality of these services supported the continuation of the Fund's Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually each Portfolio's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to each Portfolio's portfolio managers. The Board also considered the experience of each Portfolio's portfolio manager and noted that: (i) Mr. DiMella, the portfolio manager of the Insured Portfolio, has over thirteen years' experience investing in municipal securities; (ii) Mr. O'Connor, the portfolio manager of the National Portfolio, has over twenty-one years' experience investing in municipal securities; and (iii) Mr. Hayes, the portfolio manager of the Short-Term Portfolio, has over twenty-two years experience investing in municipal securities. The Board concluded that the Investment Adviser and its investment staff and each Portfolio's manager have extensive experience in analyzing and managing the types of investments used by the Portfolio and that each Portfolio benefits from that expertise.

Management Fees and Other Expenses--The Board reviews each Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares each Portfolio's total expenses to those of other comparable funds. The Board did not consider the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates because the Investment Adviser advised the Board that it had no comparable investment mandates from its clients. The Board noted that, with respect to each of the Insured Portfolio and the Short-Term Portfolio, the contractual and actual management fee rates and the actual total expenses were below the median fees and expenses charged by comparable funds as determined by Lipper. With respect to the National Portfolio, the Board noted that the contractual management fee rate was slightly above, the actual management fee rate was below, and the total expenses were equal to, the median management fees and total expenses charged by comparable funds as determined by Lipper. The Board has concluded that each Portfolio's management fee and fee rate and overall expense ratio are acceptable compared to those of other comparable funds.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005



Disclosure of Investment Advisory Agreement (concluded)


Profitability--The Board considers the cost of the services provided to each Portfolio by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management of each Portfolio and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of each Portfolio and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable each Portfolio to participate in these economies of scale. The Board noted that the Fund's management fee schedule includes breakpoints that reduce the management fee rate as the aggregate assets of the three portfolios that comprise the Fund increase above certain levels and that, at its current asset size, the Fund's management fee rate and total operating expenses benefit from the breakpoint schedule.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement for the Fund, relating to each Portfolio, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of each Portfolio's shareholders.


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                       DECEMBER 31, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Municipal Bond Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: February 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: February 21, 2006


By:     /s/ Donald C. Burke
       -----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: February 21, 2006